UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 14

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2017

Date of reporting period:	2/28/2017

Item 1 – Reports to Stockholders

PRUDENTIAL GOVERNMENT INCOME FUND

ANNUAL REPORT

FEBRUARY 28, 2017

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Objective: Seek high current return

Highlights

PRUDENTIAL GOVERNMENT INCOME FUND

•	The Fund benefited from the active management of its duration positioning.

•	Sector allocations against the Bloomberg Barclays US Government Bond Index (the Index) added to relative performance, highlighted by an overweight in commercial mortgage-backed securities.

•	The Fund was hurt by its curve positioning strategy, as the portfolio was positioned to benefit from a flatter yield curve.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Government Income Fund informative and useful. The report covers performance for the 12-month period ended February 28, 2017. We are proud to announce that Prudential Investments will be known as PGIM® Investments, effective April 3, 2017. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name is changing: The name of your Fund and its management and operation will not change.

The reporting period was dominated by headline events. Most prominent was the surprising end to a dramatic US election season, as Donald Trump was elected 45th president of the US. In the wake of the election, investor sentiment was positive for both the economy and the markets in anticipation of a more pro-business environment under a Trump-led administration. Another major headline event was Brexit—the term used to represent Britain’s decision to leave the European Union. This referendum raised further economic and political uncertainty over the future of existing trade and commerce agreements. Meanwhile, the US economy’s recovery strengthened as labor markets tightened.

Equity markets in the US reached new highs as stocks experienced powerful gains after the US election, as equity investors appeared to believe that the new administration would quickly implement measures to boost growth. European stocks generally advanced as the eurozone economy continued to experience slow growth. Most Asian markets gained. In aggregate, emerging markets turned in very strong results.

In a move widely anticipated by the markets, the Federal Reserve raised its federal funds rate by 0.25% during its December 2016 policy meeting. Shortly after the reporting period on March 15, the Federal Reserve decided to hike rates by 0.25%. Additional rate hikes are planned for 2017. Overall, fixed income markets experienced mixed returns, as rising interest rates and concerns over potential inflation jolted bond markets later in the period.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, the 9th-largest global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Government Income Fund

April 14, 2017

Prudential Government Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 2/28/17
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.24	7.81	43.44	—
Class B	–1.01	3.74	33.07	—
Class C	–1.01	3.85	34.17	—
Class Q	N/A	N/A	N/A	–2.39 (8/9/16)
Class R	–0.49	6.37	39.92	—
Class Z	0.00	9.16	47.11	—
Bloomberg Barclays US Government Bond Index	–1.15	7.24	44.99	—
Bloomberg Barclays US Aggregate ex-Credit Index	–0.42	8.85	46.84	—
Lipper General US Government Funds Average	–0.99	5.64	38.70	—

Average Annual Total Returns (With Sales Charges) as of 2/28/17
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–4.73	0.58	3.20	—
Class B	–5.92	0.55	2.90	—
Class C	–1.99	0.76	2.98	—
Class Q	N/A	N/A	N/A	N/A (8/9/16)
Class R	–0.49	1.24	3.42	—
Class Z	0.00	1.77	3.94	—
Bloomberg Barclays US Government Bond Index	–1.15	1.41	3.78	—
Bloomberg Barclays US Aggregate ex-Credit Index	–0.42	1.71	3.92	—
Lipper General US Government Funds Average	–0.99	1.09	3.28	—

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Average Annual Total Returns (Without Sales Charges) as of 2/28/17
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.24	1.52	3.67	—
Class B	–1.01	0.74	2.90	—
Class C	–1.01	0.76	2.98	—
Class Q	N/A	N/A	N/A	N/A (8/9/16)
Class R	–0.49	1.24	3.42	—
Class Z	0.00	1.77	3.94	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Government Income Fund (Class A shares) with a similar investment in the Bloomberg Barclays US Government Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2007) and the account values at the end of the current fiscal year (February 28, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Prudential Government Income Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1% up to $3 billion, .80% next $1 billion, and .50% over $4 billion	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Bloomberg Barclays US Government Bond Index—The Bloomberg Barclays US Government Bond Index is an unmanaged index of securities issued or backed by the US Government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how US Government bonds have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 2/28/17 is –3.66% for Class Q shares. Class Q shares have been in existence for less than one year and have no average annual total return performance information.

Bloomberg Barclays US Aggregate ex-Credit Index—The Bloomberg Barclays US Aggregate ex-Credit Index is an unmanaged index that represents securities that are SEC registered, taxable, and dollar denominated. The Index covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. The cumulative total return for the Index measured from the month-end closest to the inception date through 2/28/17 is –2.60% for Class Q shares. Class Q shares have been in existence for less than one year and have no average annual total return performance information.

Lipper General US Government Funds Average—The Lipper General US Government Funds Average (Lipper Average) is based on the average return of all funds in the Lipper General US Government Funds category for the periods noted. Funds in the Lipper Average invest primarily in US government and agency issues. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 2/28/17 is –3.36% for Class Q shares. Class Q shares have been in existence for less than one year and have no average annual total return performance information.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 2/28/17 (%)
AAA	99.9
A	0.4
Cash/Cash Equivalents	–0.3
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier statistical rating organizations and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO and may include derivative instruments that could have a negative value. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Government Income Fund	7

Your Fund’s Performance (continued)

Distributions and Yields as of 2/28/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.15	1.20	1.20
Class B	0.07	0.51	0.51
Class C	0.08	0.50	0.50
Class Q	0.08	1.66	1.66
Class R	0.13	1.00	0.76
Class Z	0.17	1.51	1.51

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Government Income Fund’s Class A shares returned -0.24% during the 12-month reporting period that ended February 28, 2017. However, the Fund outperformed the -1.15% return of the Bloomberg Barclays US Aggregate ex-Credit Index and the -0.42% return of the Lipper General US Government Funds Average neither of which include the effect of mutual fund operating expenses. In addition, the Fund outpaced the Bloomberg Barclays US Government Bond Index, which declined -0.99% during the period.

What were market conditions?

•

In the second quarter of 2016, interest rates in developed markets followed a gradual trajectory downward before accelerating to historic lows after the UK’s surprise vote in June to leave the European Union (commonly known as Brexit). In the US, the two-year to 10-year segment of the Treasury yield curve flattened. US agency mortgage-backed securities (MBS) slightly underperformed Treasuries, while commercial mortgage-backed securities (CMBS) outpaced Treasures.

•

Investors anxiously awaited central bank guidance for much of the third quarter, with global yields remaining relatively range-bound. The Federal Reserve (Fed) kept the target federal funds rate unchanged but lowered its dot plot trajectory, which provoked flattening along the US Treasury yield curve. (The dot plot shows the projections of the 16 members of the Fed’s interest rate setting body. Each dot represents a member’s view on where the federal funds rate should be at the end of various calendar years.) Agency MBS outperformed Treasuries as credit spreads (yield differentials) tightened. In general, MBS performance was driven by strong demand, including outsized buying by banks and non-US investors. MBS prepayments rose, leading the Fed to increase its MBS reinvestments. CMBS outperformed Treasuries during the third quarter.

•

The government bond markets were influenced during the fourth quarter by expectations for expanded fiscal policies in the US, signs of policy restraint or tightening from major central banks, and firming inflation prospects as oil prices rose. After Donald Trump was elected president in the November election, Treasury yields surged and the Treasury yield curve steepened. In December, the Fed raised the target federal funds rate by 25 basis points to a range between 0.50% and 0.75%. A basis point is 1/100th of a percent. Most fixed income sectors, including agency MBS and CMBS, outperformed Treasuries during the fourth quarter.

•

In January, Treasury performance was roughly flat. Two-year notes underperformed slightly as their yields increased by two basis points, while thirty-year bond yields were unchanged. Two-year yields underperformed as investors were hung up on comments by Fed Chairman Yellen implying multiple hikes were appropriate in 2017 as the US economy continues to grow. Yields were initially lower in the early part of the month and then began to sell-off following Yellen’s testimony.

Prudential Government Income Fund	9

Strategy and Performance Overview (continued)

•

During February, Treasuries were mixed as the curve flattened. Two year notes underperformed on the curve as yields increased by six basis points. Thirty year bonds outperformed on the curve as its yield decreased by seven basis points. The major driver of the selloff in the front end of the curve was a repricing of monetary policy tightening. Members of the Federal Reserve were hawkish and steered the market to price a higher probability of a tightening of monetary policy at its next meeting on March 14-15.

What worked?

•

The Fund benefited from the active management of its duration positioning. (Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates.) During the reporting period, the Fund was positioned between a short duration position of 0.2 years and a long duration position of 0.6 years. At period end, it held a long duration position of 0.1 years.

•	Sector allocations added to relative performance, highlighted by an overweight in CMBS.

•

Security selection bolstered returns, with holdings of interest rate swaps and collateralized loan obligations contributing most positively. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

What didn’t work?

•

The Fund was hurt by its curve positioning strategy, as the portfolio was positioned to benefit from a flatter yield curve. A curve positioning strategy attempts to gain from changes in the Treasury yield curve.

•	Individual investment selection in CMBS also detracted from the Fund’s returns.

Did the Fund use derivatives and how did they affect performance?

•

The Fund held futures contracts on US Treasury securities and interest rate swaps to help manage the portfolio’s duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. Overall, this strategy had a positive impact on performance during the reporting period.

Current outlook

•

PGIM Fixed Income believes 2017 could be one of the busiest in several years in terms of the US monetary policy agenda. Comments from Fed chair Janet Yellen and other Fed officials have led the markets to reassess the path for Fed rate hikes. At the end of the period, the markets expected the Fed to raise the target federal funds rate at its March policy meeting.

•	In the MBS market, investors are trying to anticipate when the Fed might begin tapering its balance sheet, rallying on perceived delays due to the lack of a clear plan and selling

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off on expectations of a Fed rate hike in March. The interest rate on a 30-year mortgage ended the period at 4.25%.

•	Within CMBS, PGIM Fixed Income continues to find value in high-quality securities among new-issue conduit deals.

Prudential Government Income Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Government Income Fund		Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$973.20	1.04%	$5.09
	Hypothetical	$1,000.00	$1,019.64	1.04%	$5.21
Class B	Actual	$1,000.00	$969.60	1.79%	$8.74
	Hypothetical	$1,000.00	$1,015.92	1.79%	$8.95
Class C	Actual	$1,000.00	$969.60	1.79%	$8.74
	Hypothetical	$1,000.00	$1,015.92	1.79%	$8.95
Class Q	Actual	$1,000.00	$975.20	0.62%	$3.04
	Hypothetical	$1,000.00	$1,021.72	0.62%	$3.11
Class R	Actual	$1,000.00	$972.00	1.29%	$6.31
	Hypothetical	$1,000.00	$1,018.40	1.29%	$6.46
Class Z	Actual	$1,000.00	$974.40	0.79%	$3.87
	Hypothetical	$1,000.00	$1,020.88	0.79%	$3.96

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for

each	share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181
days	in the six-month period ended February 28, 2017, and divided by the 365 days in the Fund’s fiscal year ended
February	28, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any
underlying	portfolios in which the Fund may invest.

Prudential Government Income Fund	13

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the 12-month period ended February 28, 2017, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.02	1.02
B	1.76	1.76
C	1.77	1.77
Q	0.62	0.62
R	1.52	1.27
Z	0.77	0.77

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of February 28, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 100.1%

ASSET-BACKED SECURITIES 6.4%

Collateralized Loan Obligations 6.4%
Battalion CLO Ltd., Series 2014-7A, Class A1, 144A	2.623	%(a)	10/17/26	1,250	$1,253,150
Benefit Street Partners CLO Ltd., Series 2015-VIIA, Class A1A, 144A	2.554	(a)	07/18/27	250	251,326
BlueMountain CLO Ltd., Series 2015-1A, Class A1R, 144A	2.352	(a)	04/13/27	1,250	1,250,502
Brookside Mill CLO Ltd., Series 2013-1A, Class A1, 144A	2.173	(a)	04/17/25	500	500,390
Carlyle Global Market Strategies CLO Ltd., Series 2014-2A, Class AR, 144A	2.289	(a)	05/15/25	1,000	1,004,362
Catamaran CLO Ltd., Series 2015-1A, Class A, 144A	2.591	(a)	04/22/27	1,000	1,001,518
Eaton Vance CLO Ltd., Series 2014-1A, Class AR, 144A	2.232	(a)	07/15/26	4,500	4,508,055
Flagship CLO Ltd., Series 2014-8A, Class AR, 144A	2.085	(a)	01/16/26	4,500	4,500,076
Jackson Mill CLO Ltd., Series 2015-1A, Class A, 144A	2.563	(a)	04/15/27	1,750	1,752,567
KVK CLO Ltd., Series 2014-1A, Class A1R, 144A^	2.339	(a)	05/15/26	5,000	4,997,500
Limerock CLO LLC, Series 2014-3A, Class A1R, 144A	2.570	(a)	10/20/26	2,450	2,454,386
Magnetite Ltd., Series 2014-9A, Class A1, 144A(b)	2.458	(a)	07/25/26	3,465	3,475,590
OZLM Funding Ltd., Series 2012-1A, Class A1R, 144A	2.561	(a)	07/22/27	1,000	1,000,239
Palmer Square CLO Ltd., Series 2015-1A, Class A1, 144A	2.552	(a)	05/21/27	750	753,371
Shackleton CLO Ltd., Series 2014-5A, Class A, 144A	2.534	(a)	05/07/26	1,250	1,250,257
Sound Point CLO Ltd., Series 2015-2A, Class A, 144A	2.550	(a)	07/20/27	1,250	1,254,825

					31,208,114

Non-Residential Mortgage-Backed Security
Small Business Administration Participation Certificates, Series 1998-20I, Class 1	6.000		09/01/18	212	215,303

TOTAL ASSET-BACKED SECURITIES (cost $31,303,516)					31,423,417

COMMERCIAL MORTGAGE-BACKED SECURITIES 15.8%
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515		09/10/58	2,500	2,561,348
Fannie Mae-Aces, Series 2012-M13, Class A2	2.377		05/25/22	3,250	3,217,548
Series 2012-M2, Class A2	2.717		02/25/22	270	272,155
Series 2014-M2, Class A2	3.513	(a)	12/25/23	3,950	4,109,892
Series 2015-M1, Class AB2	2.465		09/25/24	999	969,564
Series 2015-M17, Class A2	2.940	(a)	11/25/25	2,900	2,910,457
Series 2016-M11, Class A2	2.369	(a)	07/25/26	2,600	2,478,317
Series 2016-M13, Class A2	2.476	(a)	09/25/26	4,400	4,237,315

See Notes to Financial Statements.

Prudential Government Income Fund	15

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, Series K003, Class A5	5.085%		03/25/19	500	$527,589
Series K008, Class X1, IO	1.619	(a)	06/25/20	26,623	1,028,571
Series K019, Class X1, IO	1.691	(a)	03/25/22	25,783	1,793,182
Series K020, Class X1, IO	1.439	(a)	05/25/22	14,560	891,574
Series K021, Class X1, IO	1.478	(a)	06/25/22	15,808	1,012,880
Series K025, Class X1, IO	0.881	(a)	10/25/22	40,636	1,637,829
Series K034, Class A2	3.531	(a)	07/25/23	7,800	8,261,719
Series K038, Class A2	3.389		03/25/24	6,800	7,137,021
Series K041, Class A2	3.171		10/25/24	6,000	6,199,198
Series K044, Class A2	2.811		01/25/25	5,000	5,028,664
Series K045, Class A2	3.023		01/25/25	6,000	6,118,360
Series K060, Class AM	3.300		10/25/26	3,860	3,939,936
Series K151, Class A3	3.511		04/25/30	900	925,597
Series K710, Class X1, IO	1.757	(a)	05/25/19	12,504	384,777
Series K711, Class X1, IO	1.691	(a)	07/25/19	12,298	386,551
Series KS03, Class A4	3.161	(a)	05/25/25	4,000	4,047,697
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A3	3.515		03/15/49	2,500	2,558,700
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP7, Class AM	5.928	(a)	04/17/45	52	52,043
Series 2013-LC11, Class A4	2.694		04/15/46	1,000	1,006,846
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834		05/15/46	1,000	1,003,554
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A3	3.572		09/15/58	2,500	2,572,558

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $77,622,612)					77,271,442

CORPORATE BONDS 1.0%

Diversified Financial Services
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	3.550		01/15/24	2,085	2,228,294
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	4.300		12/15/21	2,660	2,916,083

TOTAL CORPORATE BONDS (cost $5,178,991)					5,144,377

NON-CORPORATE FOREIGN AGENCY 0.1%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A (cost $468,647)	3.150		07/24/24	470	478,910

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS 0.6%

California 0.1%
California Educational Facilities Authority, Revenue Bonds, BABs	5.000%		06/01/46	275	$354,926

Pennsylvania 0.2%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	5.000		12/01/46	1,100	1,208,460

Texas 0.2%
University of Texas System (The), Revenue Bonds, BABs	5.000		08/15/47	610	778,128

Washington 0.1%
Central Puget Sound Regional Transit Authority, Revenue Bonds, BABs	5.000		11/01/46	400	511,932

TOTAL MUNICIPAL BONDS (cost $2,821,138)					2,853,446

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.2%
Federal Home Loan Mortgage Corp., REMICS,
Series 2002-2496, Class PM	5.500		09/15/17	82	82,373
Series 2002-2501, Class MC	5.500		09/15/17	1	1,074
Series 2002-2513, Class HC	5.000		10/15/17	197	197,857
Federal National Mortgage Assoc., REMICS, Series 2002-57, Class ND	5.500		09/25/17	5	4,897
Merrill Lynch Mortgage Investors Trust, Series 2003-E, Class A1	1.398	(a)	10/25/28	91	86,965
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.370	(a)	02/25/34	423	424,999

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $799,583)					798,165

U.S. GOVERNMENT AGENCY OBLIGATIONS 43.2%
Federal Home Loan Banks	1.000		12/19/17	4,400	4,404,413
Federal Home Loan Mortgage Corp.	2.500		TBA	3,500	3,496,719
Federal Home Loan Mortgage Corp.	2.500		03/01/30	1,579	1,585,302
Federal Home Loan Mortgage Corp.	3.000		TBA	7,000	6,947,112
Federal Home Loan Mortgage Corp.	3.000		10/01/28	339	349,352
Federal Home Loan Mortgage Corp.	3.000		06/01/29	968	997,614
Federal Home Loan Mortgage Corp.	3.500		08/01/26	601	630,313
Federal Home Loan Mortgage Corp.	3.500		01/01/27	321	336,258
Federal Home Loan Mortgage Corp.	3.500		06/01/42	2,233	2,301,089
Federal Home Loan Mortgage Corp.	4.000		TBA	6,250	6,569,003
Federal Home Loan Mortgage Corp.	4.000		06/01/26	215	226,632

See Notes to Financial Statements.

Prudential Government Income Fund	17

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	4.000%	09/01/26	542		$571,350
Federal Home Loan Mortgage Corp.	4.000	11/01/39	1,590		1,678,150
Federal Home Loan Mortgage Corp.	4.000	09/01/40	1,104		1,165,545
Federal Home Loan Mortgage Corp.	4.000	12/01/40	601		634,886
Federal Home Loan Mortgage Corp.	4.000	12/01/40	840		887,208
Federal Home Loan Mortgage Corp.	4.000	04/01/42	2,367		2,499,694
Federal Home Loan Mortgage Corp.	4.000	10/01/45	784		825,092
Federal Home Loan Mortgage Corp.	4.500	TBA	3,500		3,758,250
Federal Home Loan Mortgage Corp.	4.500	09/01/39	2,472		2,665,479
Federal Home Loan Mortgage Corp.	5.000	06/01/33	1,156		1,275,446
Federal Home Loan Mortgage Corp.	5.000	03/01/34	106		116,320
Federal Home Loan Mortgage Corp.	5.000	05/01/34	1,436		1,573,190
Federal Home Loan Mortgage Corp.	5.000	05/01/34	123		135,050
Federal Home Loan Mortgage Corp.	5.500	05/01/37	184		203,936
Federal Home Loan Mortgage Corp.	5.500	01/01/38	156		173,695
Federal Home Loan Mortgage Corp.	6.000	08/01/32	47		52,739
Federal Home Loan Mortgage Corp.	6.000	12/01/33	89		102,874
Federal Home Loan Mortgage Corp.	6.000	09/01/34	155		175,262
Federal Home Loan Mortgage Corp.	6.500	09/01/32	238		267,282
Federal Home Loan Mortgage Corp.	6.500	09/01/32	72		81,222
Federal Home Loan Mortgage Corp.	7.000	09/01/32	34		35,316
Federal Home Loan Mortgage Corp.	8.000	03/01/22	19		19,050
Federal Home Loan Mortgage Corp.	8.000	08/01/22	4		3,632
Federal Home Loan Mortgage Corp.	8.500	05/01/17	—	(c)	17
Federal Home Loan Mortgage Corp.	8.500	05/01/17	—	(c)	371
Federal Home Loan Mortgage Corp.	8.500	06/01/17	—	(c)	31
Federal Home Loan Mortgage Corp.	8.500	07/01/17	—	(c)	29
Federal Home Loan Mortgage Corp.	8.500	09/01/17	2		1,564
Federal Home Loan Mortgage Corp.	8.500	06/01/18	—	(c)	43
Federal Home Loan Mortgage Corp.	8.500	09/01/19	3		2,712
Federal Home Loan Mortgage Corp.	9.000	01/01/20	6		5,592
Federal National Mortgage Assoc.	1.000	10/24/19	5,000		4,934,095
Federal National Mortgage Assoc.	2.000	08/01/31	777		756,999
Federal National Mortgage Assoc.	2.500	TBA	1,500		1,501,875
Federal National Mortgage Assoc.	2.500	TBA	2,500		2,378,279
Federal National Mortgage Assoc.	3.000	TBA	2,500		2,566,015
Federal National Mortgage Assoc.	3.000	TBA	11,000		10,926,093
Federal National Mortgage Assoc.	3.000	01/01/27	1,079		1,113,694
Federal National Mortgage Assoc.	3.000	08/01/28	1,881		1,936,556
Federal National Mortgage Assoc.	3.000	02/01/31	4,093		4,213,428
Federal National Mortgage Assoc.	3.000	11/01/36	1,963		1,986,319
Federal National Mortgage Assoc.	3.000	12/01/42	1,602		1,597,472
Federal National Mortgage Assoc.	3.000	07/01/43	3,175		3,163,040

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	TBA	20,000	$20,501,562
Federal National Mortgage Assoc.	3.500	09/01/26	374	390,755
Federal National Mortgage Assoc.	3.500	03/01/27	954	997,429
Federal National Mortgage Assoc.	3.500	10/01/41	3,507	3,614,822
Federal National Mortgage Assoc.	3.500	12/01/41	939	967,631
Federal National Mortgage Assoc.	3.500	03/01/42	833	858,203
Federal National Mortgage Assoc.	3.500	05/01/42	4,296	4,426,498
Federal National Mortgage Assoc.	4.000	TBA	750	788,209
Federal National Mortgage Assoc.	4.000	TBA	3,000	3,148,945
Federal National Mortgage Assoc.	4.000	09/01/40	1,807	1,903,934
Federal National Mortgage Assoc.	4.000	07/01/42	723	762,310
Federal National Mortgage Assoc.	4.000	09/01/44	2,048	2,154,103
Federal National Mortgage Assoc.	4.500	01/01/20	63	65,117
Federal National Mortgage Assoc.	4.500	04/01/41	2,071	2,231,076
Federal National Mortgage Assoc.	5.000	07/01/18	10	9,740
Federal National Mortgage Assoc.	5.000	08/01/18	41	42,146
Federal National Mortgage Assoc.	5.000	01/01/19	220	226,359
Federal National Mortgage Assoc.	5.000	02/01/19	191	195,699
Federal National Mortgage Assoc.	5.000	11/01/19	72	74,948
Federal National Mortgage Assoc.	5.000	12/01/31	75	82,053
Federal National Mortgage Assoc.	5.000	03/01/34	590	647,897
Federal National Mortgage Assoc.	5.000	07/01/35	240	263,527
Federal National Mortgage Assoc.	5.000	09/01/35	129	142,954
Federal National Mortgage Assoc.	5.000	11/01/35	127	140,122
Federal National Mortgage Assoc.	5.000	05/01/36	95	104,854
Federal National Mortgage Assoc.	5.500	10/01/18	57	58,435
Federal National Mortgage Assoc.	5.500	10/01/18	63	64,000
Federal National Mortgage Assoc.	5.500	11/01/18	41	41,862
Federal National Mortgage Assoc.	5.500	02/01/34	516	580,724
Federal National Mortgage Assoc.	5.500	09/01/34	883	994,442
Federal National Mortgage Assoc.	5.500	02/01/35	796	902,535
Federal National Mortgage Assoc.	5.500	06/01/35	297	331,497
Federal National Mortgage Assoc.	5.500	06/01/35	284	317,667
Federal National Mortgage Assoc.	5.500	09/01/35	567	631,018
Federal National Mortgage Assoc.	5.500	09/01/35	188	209,173
Federal National Mortgage Assoc.	5.500	10/01/35	583	652,983
Federal National Mortgage Assoc.	5.500	11/01/35	1,346	1,513,718
Federal National Mortgage Assoc.	5.500	11/01/35	1,558	1,752,666
Federal National Mortgage Assoc.	5.500	11/01/36	17	18,529
Federal National Mortgage Assoc.	6.000	08/01/21	66	69,546
Federal National Mortgage Assoc.	6.000	09/01/21	26	27,822
Federal National Mortgage Assoc.	6.000	07/01/22	3	3,256
Federal National Mortgage Assoc.	6.000	09/01/33	1	1,541

See Notes to Financial Statements.

Prudential Government Income Fund	19

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	6.000%	11/01/33	2		$1,868
Federal National Mortgage Assoc.	6.000	02/01/34	1		1,204
Federal National Mortgage Assoc.	6.000	06/01/34	—	(c)	287
Federal National Mortgage Assoc.	6.000	09/01/34	—	(c)	464
Federal National Mortgage Assoc.	6.000	09/01/34	32		35,712
Federal National Mortgage Assoc.	6.000	09/01/34	36		40,421
Federal National Mortgage Assoc.	6.000	10/01/34	56		62,935
Federal National Mortgage Assoc.	6.000	11/01/34	4		5,012
Federal National Mortgage Assoc.	6.000	11/01/34	54		60,933
Federal National Mortgage Assoc.	6.000	02/01/35	2		2,060
Federal National Mortgage Assoc.	6.000	03/01/35	22		24,903
Federal National Mortgage Assoc.	6.000	04/01/35	1		1,404
Federal National Mortgage Assoc.	6.000	12/01/35	258		293,704
Federal National Mortgage Assoc.	6.000	01/01/36	476		539,768
Federal National Mortgage Assoc.	6.000	05/01/36	40		45,601
Federal National Mortgage Assoc.	6.000	05/01/36	491		556,017
Federal National Mortgage Assoc.	6.000	05/01/36	171		194,096
Federal National Mortgage Assoc.(d)	6.250	05/15/29	210		282,115
Federal National Mortgage Assoc.(d)	6.500	07/01/32	1,021		1,169,636
Federal National Mortgage Assoc.	6.500	08/01/32	399		448,534
Federal National Mortgage Assoc.	6.500	09/01/32	104		116,993
Federal National Mortgage Assoc.	6.500	10/01/32	928		1,050,510
Federal National Mortgage Assoc.	6.500	10/01/32	129		145,817
Federal National Mortgage Assoc.	6.500	10/01/37	640		720,716
Federal National Mortgage Assoc.	7.000	05/01/24	35		36,871
Federal National Mortgage Assoc.	7.000	05/01/24	26		27,411
Federal National Mortgage Assoc.	7.000	05/01/24	33		35,204
Federal National Mortgage Assoc.	7.000	05/01/24	10		9,657
Federal National Mortgage Assoc.	7.000	05/01/24	8		8,346
Federal National Mortgage Assoc.	7.000	05/01/24	133		148,997
Federal National Mortgage Assoc.	7.000	12/01/31	373		428,255
Federal National Mortgage Assoc.	7.000	12/01/31	1		1,404
Federal National Mortgage Assoc.	7.000	09/01/33	72		73,835
Federal National Mortgage Assoc.	7.000	10/01/33	34		34,168
Federal National Mortgage Assoc.	7.000	11/01/33	12		12,561
Federal National Mortgage Assoc.	7.000	11/01/33	75		77,074
Federal National Mortgage Assoc.	7.000	02/01/36	14		14,821
Federal National Mortgage Assoc.	9.000	04/01/25	6		7,073
Federal National Mortgage Assoc.	9.500	01/01/25	3		3,194
Federal National Mortgage Assoc.	9.500	01/01/25	9		9,207
Federal National Mortgage Assoc.	9.500	01/01/25	2		2,164
Federal National Mortgage Assoc.	9.500	02/01/25	3		2,960
Government National Mortgage Assoc.	3.000	TBA	9,500		9,612,812

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.000%	03/15/45	3,562		$3,605,726
Government National Mortgage Assoc.	3.500	TBA	10,500		10,915,078
Government National Mortgage Assoc.	3.500	03/20/45	3,060		3,185,781
Government National Mortgage Assoc.	3.500	04/20/45	1,732		1,803,340
Government National Mortgage Assoc.	4.000	TBA	4,000		4,226,015
Government National Mortgage Assoc.	4.000	02/20/41	784		834,712
Government National Mortgage Assoc.	4.500	TBA	3,500		3,765,781
Government National Mortgage Assoc.	4.500	02/20/40	489		528,006
Government National Mortgage Assoc.	4.500	01/20/41	275		297,008
Government National Mortgage Assoc.	4.500	02/20/41	1,402		1,514,183
Government National Mortgage Assoc.	4.500	03/20/41	716		772,782
Government National Mortgage Assoc.	5.000	07/15/33	774		866,899
Government National Mortgage Assoc.	5.000	09/15/33	868		963,896
Government National Mortgage Assoc.	5.000	04/15/34	69		75,846
Government National Mortgage Assoc.	5.500	02/15/34	575		642,135
Government National Mortgage Assoc.	5.500	02/15/36	145		162,500
Government National Mortgage Assoc.	7.000	03/15/22	1		944
Government National Mortgage Assoc.	7.000	12/15/22	—	(c)	445
Government National Mortgage Assoc.	7.000	12/15/22	1		1,401
Government National Mortgage Assoc.	7.000	01/15/23	4		4,506
Government National Mortgage Assoc.	7.000	01/15/23	1		1,217
Government National Mortgage Assoc.	7.000	01/15/23	2		2,432
Government National Mortgage Assoc.	7.000	01/15/23	5		5,789
Government National Mortgage Assoc.	7.000	01/15/23	—	(c)	177
Government National Mortgage Assoc.	7.000	01/15/23	3		2,855
Government National Mortgage Assoc.	7.000	02/15/23	4		4,105
Government National Mortgage Assoc.	7.000	03/15/23	5		4,905
Government National Mortgage Assoc.	7.000	03/15/23	3		3,292
Government National Mortgage Assoc.	7.000	04/15/23	2		1,620
Government National Mortgage Assoc.	7.000	04/15/23	2		1,540
Government National Mortgage Assoc.	7.000	04/15/23	4		4,271
Government National Mortgage Assoc.	7.000	04/15/23	6		6,242
Government National Mortgage Assoc.	7.000	05/15/23	1		1,354
Government National Mortgage Assoc.	7.000	05/15/23	11		10,560
Government National Mortgage Assoc.	7.000	05/15/23	5		4,983
Government National Mortgage Assoc.	7.000	05/15/23	7		7,191
Government National Mortgage Assoc.	7.000	05/15/23	7		7,259
Government National Mortgage Assoc.	7.000	05/15/23	3		3,354
Government National Mortgage Assoc.	7.000	05/15/23	—	(c)	469
Government National Mortgage Assoc.	7.000	05/15/23	53		56,116
Government National Mortgage Assoc.	7.000	05/15/23	2		2,053
Government National Mortgage Assoc.	7.000	05/15/23	3		2,742
Government National Mortgage Assoc.	7.000	05/15/23	1		822

See Notes to Financial Statements.

Prudential Government Income Fund	21

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	05/15/23	—	(c)	$211
Government National Mortgage Assoc.	7.000	05/15/23	3		3,285
Government National Mortgage Assoc.	7.000	06/15/23	1		1,307
Government National Mortgage Assoc.	7.000	06/15/23	2		2,349
Government National Mortgage Assoc.	7.000	06/15/23	5		4,550
Government National Mortgage Assoc.	7.000	06/15/23	3		2,703
Government National Mortgage Assoc.	7.000	06/15/23	3		3,562
Government National Mortgage Assoc.	7.000	06/15/23	1		1,340
Government National Mortgage Assoc.	7.000	06/15/23	—	(c)	284
Government National Mortgage Assoc.	7.000	06/15/23	2		2,582
Government National Mortgage Assoc.	7.000	06/15/23	—	(c)	344
Government National Mortgage Assoc.	7.000	07/15/23	1		1,048
Government National Mortgage Assoc.	7.000	07/15/23	2		1,691
Government National Mortgage Assoc.	7.000	07/15/23	4		3,880
Government National Mortgage Assoc.	7.000	07/15/23	—	(c)	488
Government National Mortgage Assoc.	7.000	07/15/23	4		3,824
Government National Mortgage Assoc.	7.000	07/15/23	19		19,683
Government National Mortgage Assoc.	7.000	07/15/23	2		2,185
Government National Mortgage Assoc.	7.000	07/15/23	1		573
Government National Mortgage Assoc.	7.000	07/15/23	5		4,751
Government National Mortgage Assoc.	7.000	07/15/23	3		2,688
Government National Mortgage Assoc.	7.000	07/15/23	1		1,102
Government National Mortgage Assoc.	7.000	08/15/23	4		4,273
Government National Mortgage Assoc.	7.000	08/15/23	1		1,536
Government National Mortgage Assoc.	7.000	08/15/23	1		1,331
Government National Mortgage Assoc.	7.000	08/15/23	8		7,829
Government National Mortgage Assoc.	7.000	08/15/23	4		4,656
Government National Mortgage Assoc.	7.000	08/15/23	1		1,477
Government National Mortgage Assoc.	7.000	08/15/23	6		6,675
Government National Mortgage Assoc.	7.000	08/15/23	1		540
Government National Mortgage Assoc.	7.000	08/15/23	9		9,950
Government National Mortgage Assoc.	7.000	08/15/23	4		3,730
Government National Mortgage Assoc.	7.000	08/15/23	6		6,593
Government National Mortgage Assoc.	7.000	08/15/23	2		2,030
Government National Mortgage Assoc.	7.000	08/15/23	1		1,438
Government National Mortgage Assoc.	7.000	08/15/23	10		10,246
Government National Mortgage Assoc.	7.000	08/15/23	2		2,149
Government National Mortgage Assoc.	7.000	08/15/23	1		763
Government National Mortgage Assoc.	7.000	08/15/23	2		1,836
Government National Mortgage Assoc.	7.000	09/15/23	2		2,641
Government National Mortgage Assoc.	7.000	09/15/23	2		1,884
Government National Mortgage Assoc.	7.000	09/15/23	14		15,540
Government National Mortgage Assoc.	7.000	09/15/23	1		1,472

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	09/15/23	2		$1,723
Government National Mortgage Assoc.	7.000	09/15/23	2		1,586
Government National Mortgage Assoc.	7.000	09/15/23	2		2,140
Government National Mortgage Assoc.	7.000	09/15/23	48		51,418
Government National Mortgage Assoc.	7.000	10/15/23	1		1,149
Government National Mortgage Assoc.	7.000	10/15/23	—	(c)	301
Government National Mortgage Assoc.	7.000	10/15/23	—	(c)	437
Government National Mortgage Assoc.	7.000	10/15/23	2		1,616
Government National Mortgage Assoc.	7.000	10/15/23	5		4,897
Government National Mortgage Assoc.	7.000	10/15/23	14		14,803
Government National Mortgage Assoc.	7.000	10/15/23	3		3,259
Government National Mortgage Assoc.	7.000	10/15/23	2		2,215
Government National Mortgage Assoc.	7.000	10/15/23	6		5,947
Government National Mortgage Assoc.	7.000	10/15/23	2		2,521
Government National Mortgage Assoc.	7.000	10/15/23	1		1,018
Government National Mortgage Assoc.	7.000	10/15/23	2		2,393
Government National Mortgage Assoc.	7.000	10/15/23	4		3,566
Government National Mortgage Assoc.	7.000	10/15/23	6		6,372
Government National Mortgage Assoc.	7.000	10/15/23	2		1,928
Government National Mortgage Assoc.	7.000	10/15/23	1		725
Government National Mortgage Assoc.	7.000	10/15/23	9		9,256
Government National Mortgage Assoc.	7.000	10/15/23	2		1,705
Government National Mortgage Assoc.	7.000	10/15/23	1		1,284
Government National Mortgage Assoc.	7.000	10/15/23	13		13,939
Government National Mortgage Assoc.	7.000	10/15/23	2		2,293
Government National Mortgage Assoc.	7.000	10/15/23	1		1,473
Government National Mortgage Assoc.	7.000	10/15/23	18		17,982
Government National Mortgage Assoc.	7.000	10/15/23	3		2,687
Government National Mortgage Assoc.	7.000	10/15/23	2		2,183
Government National Mortgage Assoc.	7.000	10/15/23	8		8,526
Government National Mortgage Assoc.	7.000	10/15/23	6		6,405
Government National Mortgage Assoc.	7.000	10/15/23	58		61,849
Government National Mortgage Assoc.	7.000	10/15/23	51		52,981
Government National Mortgage Assoc.	7.000	10/15/23	6		6,434
Government National Mortgage Assoc.	7.000	10/15/23	7		6,912
Government National Mortgage Assoc.	7.000	10/15/23	10		10,520
Government National Mortgage Assoc.	7.000	11/15/23	4		3,943
Government National Mortgage Assoc.	7.000	11/15/23	17		18,157
Government National Mortgage Assoc.	7.000	11/15/23	2		1,722
Government National Mortgage Assoc.	7.000	11/15/23	12		12,482
Government National Mortgage Assoc.	7.000	11/15/23	2		2,543
Government National Mortgage Assoc.	7.000	11/15/23	6		5,950
Government National Mortgage Assoc.	7.000	11/15/23	9		9,683
Government National Mortgage Assoc.	7.000	11/15/23	3		2,834
Government National Mortgage Assoc.	7.000	11/15/23	15		15,646

See Notes to Financial Statements.

Prudential Government Income Fund	23

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	11/15/23	5		$4,696
Government National Mortgage Assoc.	7.000	11/15/23	3		2,799
Government National Mortgage Assoc.	7.000	11/15/23	1		882
Government National Mortgage Assoc.	7.000	11/15/23	3		3,258
Government National Mortgage Assoc.	7.000	11/15/23	2		1,955
Government National Mortgage Assoc.	7.000	11/15/23	5		4,996
Government National Mortgage Assoc.	7.000	11/15/23	10		10,176
Government National Mortgage Assoc.	7.000	11/15/23	6		6,473
Government National Mortgage Assoc.	7.000	11/15/23	6		5,740
Government National Mortgage Assoc.	7.000	11/15/23	8		8,985
Government National Mortgage Assoc.	7.000	11/15/23	14		14,899
Government National Mortgage Assoc.	7.000	11/15/23	2		2,476
Government National Mortgage Assoc.	7.000	11/15/23	1		636
Government National Mortgage Assoc.	7.000	11/15/23	4		3,873
Government National Mortgage Assoc.	7.000	11/15/23	2		2,069
Government National Mortgage Assoc.	7.000	12/15/23	1		1,334
Government National Mortgage Assoc.	7.000	12/15/23	4		4,190
Government National Mortgage Assoc.	7.000	12/15/23	5		4,870
Government National Mortgage Assoc.	7.000	12/15/23	34		36,277
Government National Mortgage Assoc.	7.000	12/15/23	7		7,609
Government National Mortgage Assoc.	7.000	12/15/23	19		19,255
Government National Mortgage Assoc.	7.000	12/15/23	2		1,941
Government National Mortgage Assoc.	7.000	12/15/23	1		1,476
Government National Mortgage Assoc.	7.000	12/15/23	2		1,990
Government National Mortgage Assoc.	7.000	12/15/23	3		2,969
Government National Mortgage Assoc.	7.000	12/15/23	7		6,861
Government National Mortgage Assoc.	7.000	12/15/23	1		903
Government National Mortgage Assoc.	7.000	12/15/23	6		6,219
Government National Mortgage Assoc.	7.000	12/15/23	12		13,127
Government National Mortgage Assoc.	7.000	12/15/23	2		1,739
Government National Mortgage Assoc.	7.000	12/15/23	2		2,489
Government National Mortgage Assoc.	7.000	12/15/23	1		1,232
Government National Mortgage Assoc.	7.000	12/15/23	6		6,006
Government National Mortgage Assoc.	7.000	12/15/23	11		11,983
Government National Mortgage Assoc.	7.000	12/15/23	7		6,709
Government National Mortgage Assoc.	7.000	12/15/23	1		595
Government National Mortgage Assoc.	7.000	12/15/23	10		9,981
Government National Mortgage Assoc.	7.000	12/15/23	2		2,196
Government National Mortgage Assoc.	7.000	12/15/23	2		1,886
Government National Mortgage Assoc.	7.000	12/15/23	1		1,419
Government National Mortgage Assoc.	7.000	12/15/23	3		3,311
Government National Mortgage Assoc.	7.000	12/15/23	3		3,387
Government National Mortgage Assoc.	7.000	12/15/23	—	(c)	101
Government National Mortgage Assoc.	7.000	12/15/23	3		3,347

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	12/15/23	6		$6,054
Government National Mortgage Assoc.	7.000	12/15/23	10		11,182
Government National Mortgage Assoc.	7.000	12/15/23	5		5,398
Government National Mortgage Assoc.	7.000	12/15/23	6		5,842
Government National Mortgage Assoc.	7.000	12/15/23	21		22,459
Government National Mortgage Assoc.	7.000	01/15/24	6		6,610
Government National Mortgage Assoc.	7.000	01/15/24	2		1,829
Government National Mortgage Assoc.	7.000	01/15/24	3		3,342
Government National Mortgage Assoc.	7.000	01/15/24	7		6,800
Government National Mortgage Assoc.	7.000	01/15/24	2		2,093
Government National Mortgage Assoc.	7.000	01/15/24	—	(c)	491
Government National Mortgage Assoc.	7.000	01/15/24	3		3,370
Government National Mortgage Assoc.	7.000	01/15/24	3		3,011
Government National Mortgage Assoc.	7.000	01/15/24	4		3,707
Government National Mortgage Assoc.	7.000	01/15/24	9		9,383
Government National Mortgage Assoc.	7.000	01/15/24	4		3,624
Government National Mortgage Assoc.	7.000	01/15/24	1		1,286
Government National Mortgage Assoc.	7.000	01/15/24	2		1,865
Government National Mortgage Assoc.	7.000	01/15/24	5		5,355
Government National Mortgage Assoc.	7.000	02/15/24	1		877
Government National Mortgage Assoc.	7.000	02/15/24	5		4,868
Government National Mortgage Assoc.	7.000	02/15/24	2		2,154
Government National Mortgage Assoc.	7.000	02/15/24	1		973
Government National Mortgage Assoc.	7.000	02/15/24	1		527
Government National Mortgage Assoc.	7.000	02/15/24	15		15,659
Government National Mortgage Assoc.	7.000	02/15/24	3		3,029
Government National Mortgage Assoc.	7.000	03/15/24	4		4,215
Government National Mortgage Assoc.	7.000	03/15/24	2		2,470
Government National Mortgage Assoc.	7.000	03/15/24	3		2,939
Government National Mortgage Assoc.	7.000	03/15/24	2		1,615
Government National Mortgage Assoc.	7.000	03/15/24	—	(c)	145
Government National Mortgage Assoc.	7.000	03/15/24	—	(c)	89
Government National Mortgage Assoc.	7.000	03/15/24	3		3,065
Government National Mortgage Assoc.	7.000	03/15/24	2		2,087
Government National Mortgage Assoc.	7.000	04/15/24	2		1,572
Government National Mortgage Assoc.	7.000	04/15/24	4		4,389
Government National Mortgage Assoc.	7.000	04/15/24	3		2,585
Government National Mortgage Assoc.	7.000	04/15/24	1		981
Government National Mortgage Assoc.	7.000	04/15/24	8		8,487
Government National Mortgage Assoc.	7.000	04/15/24	13		14,141
Government National Mortgage Assoc.	7.000	04/15/24	3		2,908
Government National Mortgage Assoc.	7.000	04/15/24	1		893
Government National Mortgage Assoc.	7.000	04/15/24	1		1,019
Government National Mortgage Assoc.	7.000	04/15/24	2		2,003

See Notes to Financial Statements.

Prudential Government Income Fund	25

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	04/15/24	—	(c)	$434
Government National Mortgage Assoc.	7.000	04/15/24	1		714
Government National Mortgage Assoc.	7.000	04/15/24	3		3,113
Government National Mortgage Assoc.	7.000	04/15/24	6		5,892
Government National Mortgage Assoc.	7.000	04/15/24	4		3,678
Government National Mortgage Assoc.	7.000	04/15/24	1		1,129
Government National Mortgage Assoc.	7.000	04/15/24	3		3,121
Government National Mortgage Assoc.	7.000	05/15/24	6		5,980
Government National Mortgage Assoc.	7.000	05/15/24	3		3,310
Government National Mortgage Assoc.	7.000	05/15/24	9		8,662
Government National Mortgage Assoc.	7.000	05/15/24	6		5,764
Government National Mortgage Assoc.	7.000	05/15/24	6		6,348
Government National Mortgage Assoc.	7.000	05/15/24	6		6,175
Government National Mortgage Assoc.	7.000	05/15/24	3		3,211
Government National Mortgage Assoc.	7.000	05/15/24	9		9,469
Government National Mortgage Assoc.	7.000	05/15/24	2		2,226
Government National Mortgage Assoc.	7.000	05/15/24	12		12,970
Government National Mortgage Assoc.	7.000	05/15/24	—	(c)	377
Government National Mortgage Assoc.	7.000	05/15/24	1		900
Government National Mortgage Assoc.	7.000	06/15/24	1		1,563
Government National Mortgage Assoc.	7.000	06/15/24	3		2,708
Government National Mortgage Assoc.	7.000	06/15/24	9		8,963
Government National Mortgage Assoc.	7.000	06/15/24	1		722
Government National Mortgage Assoc.	7.000	06/15/24	8		8,560
Government National Mortgage Assoc.	7.000	06/15/24	4		4,123
Government National Mortgage Assoc.	7.000	06/15/24	12		12,906
Government National Mortgage Assoc.	7.000	06/15/24	5		4,946
Government National Mortgage Assoc.	7.000	06/15/24	7		7,144
Government National Mortgage Assoc.	7.000	06/15/24	1		753
Government National Mortgage Assoc.	7.000	07/15/24	4		3,752
Government National Mortgage Assoc.	7.000	07/15/24	3		3,346
Government National Mortgage Assoc.	7.000	10/15/24	11		12,028
Government National Mortgage Assoc.	7.000	02/15/29	22		23,335
Government National Mortgage Assoc.	7.500	01/15/23	1		539
Government National Mortgage Assoc.	7.500	01/15/23	—	(c)	270
Government National Mortgage Assoc.	7.500	03/15/23	1		1,488
Government National Mortgage Assoc.	7.500	05/15/23	1		1,038
Government National Mortgage Assoc.	7.500	05/15/23	8		8,128
Government National Mortgage Assoc.	7.500	06/15/23	1		574
Government National Mortgage Assoc.	7.500	07/15/23	—	(c)	252
Government National Mortgage Assoc.	7.500	07/15/23	—	(c)	308
Government National Mortgage Assoc.	7.500	07/15/23	1		801
Government National Mortgage Assoc.	7.500	09/15/23	4		3,820

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.500%	09/15/23	—	(c)	$227
Government National Mortgage Assoc.	7.500	10/15/23	6		6,514
Government National Mortgage Assoc.	7.500	10/15/23	11		12,406
Government National Mortgage Assoc.	7.500	11/15/23	2		1,703
Government National Mortgage Assoc.	7.500	11/15/23	12		12,757
Government National Mortgage Assoc.	7.500	12/15/23	6		5,934
Government National Mortgage Assoc.	7.500	12/15/23	2		1,777
Government National Mortgage Assoc.	7.500	01/15/24	1		1,294
Government National Mortgage Assoc.	7.500	01/15/24	4		4,571
Government National Mortgage Assoc.	7.500	01/15/24	4		4,303
Government National Mortgage Assoc.	7.500	01/15/24	1		1,052
Government National Mortgage Assoc.	7.500	01/15/24	18		18,843
Government National Mortgage Assoc.	7.500	01/15/24	16		17,456
Government National Mortgage Assoc.	7.500	01/15/24	4		4,404
Government National Mortgage Assoc.	7.500	02/15/24	1		1,289
Government National Mortgage Assoc.	7.500	02/15/24	15		16,131
Government National Mortgage Assoc.	7.500	03/15/24	2		1,764
Government National Mortgage Assoc.	7.500	03/15/24	1		898
Government National Mortgage Assoc.	7.500	03/15/24	4		4,131
Government National Mortgage Assoc.	7.500	04/15/24	3		3,341
Government National Mortgage Assoc.	7.500	04/15/24	8		8,104
Government National Mortgage Assoc.	7.500	04/15/24	4		3,686
Government National Mortgage Assoc.	7.500	05/15/24	2		2,240
Government National Mortgage Assoc.	7.500	05/15/24	1		961
Government National Mortgage Assoc.	7.500	05/15/24	2		1,852
Government National Mortgage Assoc.	7.500	06/15/24	2		1,681
Government National Mortgage Assoc.	7.500	06/15/24	4		4,424
Government National Mortgage Assoc.	7.500	06/15/24	8		8,440
Government National Mortgage Assoc.	7.500	06/15/24	7		6,915
Government National Mortgage Assoc.	7.500	07/15/24	16		15,652
Government National Mortgage Assoc.	7.500	07/15/24	7		6,672
Government National Mortgage Assoc.	8.500	04/15/25	180		209,762
Government National Mortgage Assoc.	9.500	06/15/17	—	(c)	168
Government National Mortgage Assoc.	9.500	07/15/17	—	(c)	445
Government National Mortgage Assoc.	9.500	07/15/17	—	(c)	266
Government National Mortgage Assoc.	9.500	12/15/17	2		2,181
Government National Mortgage Assoc.	9.500	08/20/20	—	(c)	79
Government National Mortgage Assoc.	9.500	07/20/21	—	(c)	34
Government National Mortgage Assoc.	9.500	08/20/21	7		6,574
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578	06/30/22	2,285		2,330,364
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000	06/30/25	2,269		2,326,717

See Notes to Financial Statements.

Prudential Government Income Fund	27

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23	2,700	$3,207,387
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	1.605	(e)	01/15/21	3,548	3,294,698
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.862	(e)	01/15/30	1,260	830,854
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.958	(e)	04/15/30	1,415	935,754
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875		02/01/27	510	511,765
Tennessee Valley Authority, Sr. Unsec’d. Notes	6.750		11/01/25	1,300	1,703,281
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125		05/01/30	1,170	1,679,192
Ukraine Government, USAID Bonds, U.S. Gov’t. Gtd. Notes	1.471		09/29/21	5,400	5,289,214

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $208,900,687)					211,064,887

U.S. TREASURY OBLIGATIONS 32.8%
U.S. Treasury Bonds	2.500		02/15/45	2,865	2,598,085
U.S. Treasury Bonds	2.500		05/15/46	1,210	1,094,624
U.S. Treasury Bonds	2.750		11/15/42	1,945	1,866,821
U.S. Treasury Bonds(f)	2.875		05/15/43	2,185	2,144,800
U.S. Treasury Bonds	2.875		11/15/46	2,610	2,559,329
U.S. Treasury Bonds	3.000		11/15/44	900	903,551
U.S. Treasury Bonds	3.000		05/15/45	8,950	8,980,770
U.S. Treasury Bonds	4.250		11/15/40	9,920	12,200,052
U.S. Treasury Bonds	4.750		02/15/41	2,635	3,477,378
U.S. Treasury Bonds	8.125		08/15/21	955	1,211,582
U.S. Treasury Notes	0.750		02/28/18	5	4,990
U.S. Treasury Notes	1.375		04/30/21	25,855	25,432,840
U.S. Treasury Notes	1.625		04/30/23	10,170	9,889,928
U.S. Treasury Notes	1.750		03/31/22	6,280	6,226,030
U.S. Treasury Notes	2.000		11/30/22	3,605	3,596,972
U.S. Treasury Notes	2.125		06/30/21	14,850	15,044,327
U.S. Treasury Notes	2.125		09/30/21	22,355	22,611,725
U.S. Treasury Notes	2.125		12/31/22	1,005	1,009,082
U.S. Treasury Notes	2.125		02/29/24	3,935	3,920,090
U.S. Treasury Notes	2.250		12/31/23	13,900	13,973,295
U.S. Treasury Strips Coupon	1.881	(e)	05/15/31	1,100	742,760
U.S. Treasury Strips Coupon	1.898	(e)	08/15/29	1,100	788,062
U.S. Treasury Strips Coupon	2.037	(e)	02/15/22	1,875	1,696,725
U.S. Treasury Strips Coupon	2.100	(e)	11/15/35	2,200	1,270,100
U.S. Treasury Strips Coupon	2.184	(e)	02/15/28	695	522,569
U.S. Treasury Strips Coupon	2.241	(e)	05/15/28	345	257,058
U.S. Treasury Strips Coupon	2.264	(e)	08/15/40	2,200	1,067,570

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	2.280	(e)%	02/15/29	345	$250,569
U.S. Treasury Strips Coupon	2.384	(e)	05/15/29	710	512,124
U.S. Treasury Strips Coupon	2.404	(e)	08/15/21	5,070	4,653,733
U.S. Treasury Strips Coupon(d)(f)	3.076	(e)	08/15/24	6,700	5,627,967
U.S. Treasury Strips Principal, PO	2.543	(e)	02/15/45	1,365	579,038
U.S. Treasury Strips Principal, PO	2.545	(e)	05/15/43	1,580	709,140
U.S. Treasury Strips Principal, PO	2.873	(e)	05/15/45	2,470	1,041,016
U.S. Treasury Strips Principal, PO	3.005	(e)	11/15/44	1,045	447,477
U.S. Treasury Strips Principal, PO	3.626	(e)	05/15/44	2,865	1,249,977

TOTAL U.S. TREASURY OBLIGATIONS (cost $163,884,334)					160,162,156

TOTAL LONG-TERM INVESTMENTS (cost $490,979,508)					489,196,800

SHORT-TERM INVESTMENT 19.3%

				Shares
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(g) (cost $94,087,827)(Note 3)				94,087,827	94,087,827

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT 119.4% (cost $585,067,335)(Note 5)					583,284,627

				Principal Amount (000)#
SECURITY SOLD SHORT (0.3)%

U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc. (proceeds received $1,535,391)	3.500		TBA	1,500	(1,535,391)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT 119.1% (cost $583,531,944)					581,749,236
Liabilities in excess of other assets(h) (19.1)%					(93,285,299)

NET ASSETS 100.0%					$488,463,937

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

Aces—Alternative Credit Enhancements Securities

See Notes to Financial Statements.

Prudential Government Income Fund	29

Portfolio of Investments (continued)

as of February 28, 2017

BABs—Build America Bonds

CLO—Collateralized Loan Obligation

FHLMC—Federal Home Loan Mortgage Corp.

IO—Interest Only (Principal amount represents notional)

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

PO—Principal Only

REMICS—Real Estate Mortgage Investment Conduit Security

Strips—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $4,997,500 and 1.0% of net assets.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2017.
(b)	Indicates a security that has been deemed illiquid; the value of $3,475,590 is approximately 0.7% of net assets. (unaudited)
(c)	Less than $500 par.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(f)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.
(g)	PGIM Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(h)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at February 28, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2017	Unrealized Appreciation (Depreciation)
	Long Positions:
580	2 Year U.S. Treasury Notes	Jun. 2017	$125,474,392	$125,515,625	$41,233
347	10 Year U.S. Treasury Notes	Jun. 2017	43,117,922	43,228,609	110,687
14	30 Year U.S. Ultra Treasury Bonds	Jun. 2017	2,235,225	2,264,938	29,713

					181,633

	Short Positions:
32	5 Year U.S. Treasury Notes	Jun. 2017	3,768,708	3,766,500	2,208
81	20 Year U.S. Treasury Bonds	Jun. 2017	12,166,904	12,284,156	(117,252)

					(115,044)

					$66,589

U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $955,326 have been segregated with JPMorgan Chase to cover requirements for open futures contracts at February 28, 2017.

See Notes to Financial Statements.

30

Interest rate swap agreements outstanding at February 28, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
110,460	09/09/17	0.539%	1 Day USOIS(1)	$400	$175,588	$175,188
95,020	10/18/17	0.607%	1 Day USOIS(1)	236	144,946	144,710
54,305	11/09/17	0.626%	1 Day USOIS(1)	272	94,161	93,889
910	05/31/21	1.849%	3 Month LIBOR(2)	16	(3,152)	(3,168)
11,181	05/31/21	1.948%	3 Month LIBOR(2)	195	5,992	5,797
2,590	01/22/22	2.467%	3 Month LIBOR(1)	165	(56,668)	(56,833)
8,210	05/31/22	2.217%	3 Month LIBOR(1)	194	(81,160)	(81,354)
945	11/30/22	1.850%	3 Month LIBOR(1)	21	11,191	11,170
7,560	11/30/22	1.982%	3 Month LIBOR(1)	190	34,612	34,422
11,118	08/02/23	—(3)	—(3)	1,030	14,093	13,063
7,340	08/02/23	—(4)	—(4)	(2,329)	8,155	10,484
2,845	08/03/23	—(5)	—(5)	(1,024)	3,362	4,386
5,880	08/19/23	0.898%	1 Day USOIS(1)	181	294,038	293,857
8,075	10/27/23	1.073%	1 Day USOIS(1)	194	334,915	334,721
7,185	11/15/23	2.209%	3 Month LIBOR(1)	189	(24,004)	(24,193)
20	11/15/23	2.217%	3 Month LIBOR(1)	(22)	(76)	(54)
13,090	12/20/23	2.932%	3 Month LIBOR(1)	255	(644,983)	(645,238)
8,000	09/17/24	2.732%	3 Month LIBOR(1)	133	(290,266)	(290,399)
2,920	09/04/25	2.214%	3 Month LIBOR(1)	171	10,269	10,098
8,520	01/08/26	2.210%	3 Month LIBOR(1)	92	46,492	46,400
115	05/15/26	1.652%	3 Month LIBOR(1)	6	6,261	6,255

				$565	$83,766	$83,201

U.S. Treasury Obligations with a market value of $2,585,284 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at February 28, 2017.

(1)	The Fund pays the fixed rated and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.5 bps.
(4)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.
(5)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

Prudential Government Income Fund	31

Portfolio of Investments (continued)

as of February 28, 2017

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$26,210,614	$4,997,500
Non-Residential Mortgage-Backed Security	—	215,303	—
Commercial Mortgage-Backed Securities	—	77,271,442	—
Corporate Bonds	—	5,144,377	—
Non-Corporate Foreign Agency	—	478,910	—
Municipal Bonds	—	2,853,446	—
Residential Mortgage-Backed Securities	—	798,165	—
U.S. Government Agency Obligations	—	211,064,887	—
U.S. Treasury Obligations	—	160,162,156	—
Affiliated Mutual Fund	94,087,827	—	—
U.S. Government Agency Obligation-Short	—	(1,535,391)	—
Other Financial Instruments*
Futures Contracts	66,589	—	—
Centrally Cleared Interest Rate Swap Agreements	—	83,201	—

Total	$94,154,416	$482,747,110	$4,997,500

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Asset-Backed Collateralized Loan Obligations
Balance as of 2/29/2016	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)**	(2,500)
Purchases/Exchanges/Issuances	5,000,000
Sales/Paydowns	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 2/28/2017	$4,997,500

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which $(2,500) was relating to securities held at the reporting period end.

See Notes to Financial Statements.

32

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of February 28, 2017	Valuation Methodology	Unobservable Inputs
Asset-Backed Collateralized Loan Obligations	$4,997,500	Market Approach	Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2017 were as follows (unaudited):

U.S. Government Agency Obligations	42.9%
U.S. Treasury Obligations	32.8
Affiliated Mutual Fund	19.3
Commercial Mortgage-Backed Securities	15.8
Collateralized Loan Obligations	6.4
Diversified Financial Services	1.0
Municipal Bonds	0.6
Residential Mortgage-Backed Securities	0.2
Foreign Government Agency Obligations	0.1

119.1
Liabilities in excess of other assets	(19.1)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Government Income Fund	33

Portfolio of Investments (continued)

as of February 28, 2017

Fair values of derivative instruments as of February 28, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$183,841	*	Due from/to broker—variation margin futures	$117,252	*
Interest rate contracts	Due from/to broker—variation margin swaps	1,184,440	*	Due from/to broker—variation margin swaps	1,101,239	*

Total		$1,368,281			$1,218,491

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Options Purchased*	Options Written	Swaps	Forward Rate Agreements	Total
Interest rate contracts	$(136,246)	$(448,155)	$180,438	$(62,963)	$19,095	$(447,831)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Options Purchased*	Options Written	Swaps	Total
Interest rate contracts	$(975,183)	$242,037	$(85,146)	$4,427,087	$3,608,795

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

34

For the year ended February 28, 2017, the Fund’s average volume of derivative activities are as follows:

Options Puchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Positions(3)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Total Return Swap Agreements(2)
$100,832	$97,019,000	$171,951,000	$51,105,931	$18,800,000	$244,604,000	$2,640,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Trade Date.

See Notes to Financial Statements.

Prudential Government Income Fund	35

Statement of Assets & Liabilities

as of February 28, 2017

Assets
Investments at value:
Unaffiliated investments (cost $490,979,508)	$489,196,800
Affiliated investments (cost $94,087,827)	94,087,827
Cash	3,003
Receivable for investments sold	91,074,336
Dividends and interest receivable	1,920,660
Receivable for Fund shares sold	687,156
Prepaid expenses	2,833

Total Assets	676,972,615

Liabilities
Payable for investments purchased	185,450,349
Securities sold short, at value (proceeds received $1,535,931)	1,535,391
Payable for Fund shares reacquired	904,181
Accrued expenses	210,987
Management fee payable	187,954
Distribution fee payable	80,236
Dividends payable	65,822
Affiliated transfer agent fee payable	47,469
Due to broker—variation margin swaps	11,818
Due to broker—variation margin futures	11,301
Deferred directors’ fees	3,170

Total Liabilities	188,508,678

Net Assets	$488,463,937

Net assets were comprised of:
Common stock, at par	$511,818
Paid-in capital in excess of par	487,805,426

488,317,244
Undistributed net investment income	366,954
Accumulated net realized gain on investment transactions	1,414,695
Net unrealized depreciation on investments	(1,634,956)

Net assets, February 28, 2017	$488,463,937

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share ($328,834,526 ÷ 34,438,406 shares of common stock issued and outstanding)	$9.55
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price to public	$10.00

Class B
Net asset value, offering price and redemption price per share ($1,973,098 ÷ 206,328 shares of common stock issued and outstanding)	$9.56

Class C
Net asset value, offering price and redemption price per share ($11,125,891 ÷ 1,162,580 shares of common stock issued and outstanding)	$9.57

Class Q
Net asset value, offering price and redemption price per share ($33,955,874 ÷ 3,565,954 shares of common stock issued and outstanding)	$9.52

Class R
Net asset value, offering price and redemption price per share ($16,242,815 ÷ 1,698,524 shares of common stock issued and outstanding)	$9.56

Class Z
Net asset value, offering price and redemption price per share ($96,331,733 ÷ 10,110,019 shares of common stock issued and outstanding)	$9.53

See Notes to Financial Statements.

Prudential Government Income Fund	37

Statement of Operations

Year Ended February 28, 2017

Net Investment Income (Loss)
Income
Interest income	$9,494,233
Affiliated dividend income	883,872
Income from securities lending, net (including affiliated income of $8,399)	8,399

Total income	10,386,504

Expenses
Management fee	2,507,009
Distribution fee—Class A	884,307
Distribution fee—Class B	28,020
Distribution fee—Class C	125,705
Distribution fee—Class R	121,921
Transfer agent’s fees and expenses (including affiliated expense of $251,500)	864,000
Custodian and accounting fees	162,000
Registration fees	130,000
Shareholders’ reports	67,000
Audit fee	46,000
Legal fees and expenses	21,000
Directors’ fees	17,000
Insurance expenses	6,000
Miscellaneous	11,861

Total expenses	4,991,823
Less: Distribution fee waiver—Class R	(40,642)

Net expenses	4,951,181

Net investment income (loss)	5,435,323

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $525,582)	4,164,753
Futures transactions	(136,246)
Options written transactions	180,438
Forward rate agreement transactions	19,095
Swap agreement transactions	(62,963)

4,165,077

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(514,905))	(14,200,548)
Futures	(975,183)
Options written	(85,146)
Swap agreements	4,427,087

(10,833,790)

Net gain (loss) on investment transactions	(6,668,713)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,233,390)

See Notes to Financial Statements.

38

Statement of Changes in Net Assets

	Year Ended February 28,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,435,323	$4,034,478
Net realized gain (loss) on investment transactions	4,165,077	2,551,646
Net change in unrealized appreciation (depreciation) on investments	(10,833,790)	477,143

Net increase (decrease) in net assets resulting from operations	(1,233,390)	7,063,267

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(4,033,885)	(3,797,611)
Class B	(10,011)	(9,444)
Class C	(46,166)	(30,808)
Class Q	(157,500)	—
Class R	(144,069)	(106,166)
Class Z	(1,474,216)	(1,238,123)

	(5,865,847)	(5,182,152)

Distributions from net realized gains
Class A	(1,377,495)	(4,208,227)
Class B	(11,865)	(38,301)
Class C	(48,872)	(113,527)
Class R	(59,044)	(150,428)
Class Z	(407,057)	(983,440)

	(1,904,333)	(5,493,923)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	123,319,211	127,492,469
Net asset value of shares issued in reinvestment of dividends and distributions	6,775,932	9,357,356
Cost of shares reacquired	(143,557,282)	(135,794,341)

Net increase (decrease) in net assets from Fund share transactions	(13,462,139)	1,055,484

Total increase (decrease)	(22,465,709)	(2,557,324)

Net Assets:
Beginning of year	510,929,646	513,486,970

End of year(a)	$488,463,937	$510,929,646

(a) Includes undistributed net investment income of:	$366,954	$295,609

See Notes to Financial Statements.

Prudential Government Income Fund	39

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 14 (the “Company”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company consists of two funds: Prudential Government Income Fund (the “Fund”) and Prudential Floating Rate Income Fund. These financial statements relate to Prudential Government Income Fund.

The Fund’s investment objective is to seek high current return.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Company and the Fund consistently follow such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) (formerly known as Prudential Investments LLC). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

40

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

Prudential Government Income Fund	41

Notes to Financial Statements (continued)

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures transactions.

42

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded options and guarantees the options contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the

Prudential Government Income Fund	43

Notes to Financial Statements (continued)

return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

When-Issued and Delayed-Delivery Securities: The Fund may purchase securities, including money market obligations, municipal bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered. These types of investments potentially leverage the Fund, which could magnify losses. The Fund will segregate liquid assets, marked-to-market daily, with a value equal to any such investments.

44

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no intention to settle on a net basis and all amounts are presented on a gross basis on the statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and

Prudential Government Income Fund	45

Notes to Financial Statements (continued)

to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2017, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Written options, forward rate agreements, swaps and financial futures contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain or loss on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain

46

(loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc. which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the

Prudential Government Income Fund	47

Notes to Financial Statements (continued)

cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $1 billion, .45% of the Fund’s average daily net assets of the next $1 billion, .35% of the Fund’s average daily net assets of the next $1 billion, and .30% of the average daily net assets of the Fund in excess of $3 billion. The effective management fee rate was .50% for the year ended February 28, 2017.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B, C and R shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, 1% and .75% of the average daily net assets of the Class A, C and R shares, respectively. PIMS has contractually agreed through June 30, 2018 to limit such expenses to .50% of the average daily net assets of the R shares.

Pursuant to the Class B Plan, the Fund compensates PIMS for distribution related activities at an annual rate of up to 1% of the average daily net assets of the Class B shares up to $3 billion, .80% of the next $1 billion of such assets and .50% of such assets in excess of $4 billion. The effective distribution fee rate for Class B was 1% for the year ended February 28, 2017.

PIMS has advised the Fund that it has received $154,765 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2017, it received $22, $5,885 and $1,899 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

48

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending, if any, are disclosed on the Statement of Operations as “Income from securities lending, net.” At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 to July 5, 2016 and totalled $1,160.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent (eSecLending).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund may invest in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission, its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Funds”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Funds and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended February 28, 2017, aggregated $3,331,458,460 and $3,394,166,481, respectively.

Prudential Government Income Fund	49

Notes to Financial Statements (continued)

Transactions in options written during the year ended February 28, 2017, were as follows:

	Notional Amount (000)	Premiums Received
Options outstanding at February 29, 2016	484,120	$87,863
Options written	161,500	181,123
Options closed	(64,000)	(131,747)
Options expired	(581,620)	(137,239)

Options outstanding at February 28, 2017	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended February 28, 2017, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $501,869 due to differences in the treatment for book and tax purposes of premium amortization, paydown gains (losses) and swaps. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the years ended February 28, 2017 and February 29, 2016, the tax character of dividends paid by the Fund were $7,770,180 and $10,676,075 of ordinary income, respectively.

As of February 28, 2017, the accumulated undistributed earnings on a tax basis was $1,411,625 of ordinary income and $1,423,834 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of investments and total net unrealized depreciation as of February 28, 2017 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$585,973,851	$4,551,416	$(7,240,640)	$(2,689,224)	$69,451	$(2,619,773)

50

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and the difference in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of swaps, futures and options.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50% and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares purchased are subject to a CDSC of 1% for 12 months from the date of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 3.4 billion shares of common stock, $.01 par value per share, divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class T and Class Z common stock, each of which consists of 230 million, 5 million, 495 million, 500 million, 500 million, 270 million and 500 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of February 28, 2017, Prudential owned 1,025 Class Q shares of the Fund. In addition, four shareholders of record held 41% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Prudential Government Income Fund	51

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2017:
Shares sold	4,429,044	$43,021,817
Shares issued in reinvestment of dividends and distributions	468,033	4,542,225
Shares reacquired	(8,267,529)	(80,205,446)

Net increase (decrease) in shares outstanding before conversion	(3,370,452)	(32,641,404)
Shares issued upon conversion from other share class(es)	64,624	625,506
Shares reacquired upon conversion into other share class(es)	(496,033)	(4,754,192)

Net increase (decrease) in shares outstanding	(3,801,861)	$(36,770,090)

Year ended February 29, 2016:
Shares sold	5,000,430	$48,180,887
Shares issued in reinvestment of dividends and distributions	707,366	6,819,567
Shares reacquired	(6,840,933)	(65,897,882)

Net increase (decrease) in shares outstanding before conversion	(1,133,137)	(10,897,428)
Shares issued upon conversion from other share class(es)	61,017	586,520
Shares reacquired upon conversion into other share class(es)	(296,520)	(2,842,038)

Net increase (decrease) in shares outstanding	(1,368,640)	$(13,152,946)

Class B
Year ended February 28, 2017:
Shares sold	79,968	$778,272
Shares issued in reinvestment of dividends and distributions	1,936	18,812
Shares reacquired	(129,049)	(1,249,106)

Net increase (decrease) in shares outstanding before conversion	(47,145)	(452,022)
Shares reacquired upon conversion into other share class(es)	(63,584)	(616,100)

Net increase (decrease) in shares outstanding	(110,729)	$(1,068,122)

Year ended February 29, 2016:
Shares sold	58,501	$564,915
Shares issued in reinvestment of dividends and distributions	4,173	40,313
Shares reacquired	(76,549)	(739,211)

Net increase (decrease) in shares outstanding before conversion	(13,875)	(133,983)
Shares reacquired upon conversion into other share class(es)	(57,284)	(551,231)

Net increase (decrease) in shares outstanding	(71,159)	$(685,214)

52

Class C	Shares	Amount
Year ended February 28, 2017:
Shares sold	376,987	$3,671,427
Shares issued in reinvestment of dividends and distributions	9,228	89,629
Shares reacquired	(467,673)	(4,522,293)

Net increase (decrease) in shares outstanding before conversion	(81,458)	(761,237)
Shares reacquired upon conversion into other share class(es)	(38,663)	(368,409)

Net increase (decrease) in shares outstanding	(120,121)	$(1,129,646)

Year ended February 29, 2016:
Shares sold	534,884	$5,167,891
Shares issued in reinvestment of dividends and distributions	14,028	135,640
Shares reacquired	(285,439)	(2,752,767)

Net increase (decrease) in shares outstanding before conversion	263,473	2,550,764
Shares reacquired upon conversion into other share class(es)	(1,938)	(18,509)

Net increase (decrease) in shares outstanding	261,535	$2,532,255

Class Q
Period ended February 28, 2017*:
Shares sold	359,932	$3,416,086
Shares issued in reinvestment of dividends and distributions	16,417	157,500
Shares reacquired	(344,179)	(3,312,887)

Net increase (decrease) in shares outstanding before conversion	32,170	260,699
Shares issued upon conversion from other share class(es)	3,533,784	34,085,996

Net increase (decrease) in shares outstanding	3,565,954	$34,346,695

Class R
Year ended February 28, 2017:
Shares sold	781,369	$7,624,379
Shares issued in reinvestment of dividends and distributions	16,299	158,309
Shares reacquired	(665,638)	(6,457,847)

Net increase (decrease) in shares outstanding	132,030	$1,324,841

Year ended February 29, 2016:
Shares sold	808,801	$7,814,755
Shares issued in reinvestment of dividends and distributions	20,354	196,581
Shares reacquired	(598,157)	(5,772,627)

Net increase (decrease) in shares outstanding	230,998	$2,238,709

Prudential Government Income Fund	53

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended February 28, 2017:
Shares sold	6,678,316	$64,807,230
Shares issued in reinvestment of dividends and distributions	186,895	1,809,457
Shares reacquired	(4,954,385)	(47,809,703)

Net increase (decrease) in shares outstanding before conversion	1,910,826	18,806,984
Shares issued upon conversion from other share class(es)	535,060	5,113,195
Shares reacquired upon conversion into other share class(es)	(3,531,155)	(34,085,996)

Net increase (decrease) in shares outstanding	(1,085,269)	$(10,165,817)

Year ended February 29, 2016:
Shares sold	6,847,204	$65,764,021
Shares issued in reinvestment of dividends and distributions	225,119	2,165,255
Shares reacquired	(6,300,385)	(60,631,854)

Net increase (decrease) in shares outstanding before conversion	771,938	7,297,422
Shares issued upon conversion from other share class(es)	297,274	2,842,064
Shares reacquired upon conversion into other share class(es)	(1,734)	(16,806)

Net increase (decrease) in shares outstanding	1,067,478	$10,122,680

*	Commencement of offering was August 9, 2016.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had a prior SCA that provided a commitment of $900 million in which the Funds paid an annualized commitment fee of .11% of the unused portion of the prior SCA. For the SCA and the prior SCA, the Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under each SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

The Fund did not utilize the SCA during the year ended February 28, 2017.

Note 8. New Accounting Pronouncements

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are

54

intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Government Income Fund	55

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2017(a)	2016(a)	2015(a)	2014(a)	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.72	$9.79	$9.52	$9.78	$10.01
Income (loss) from investment operations:
Net investment income (loss)	.10	.08	.11	.14	.17
Net realized and unrealized gain (loss) on investment transactions	(.12)	.06	.28	(.19)	.12
Total from investment operations	(.02)	.14	.39	(.05)	.29
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.10)	(.12)	(.15)	(.22)
Distributions from net realized gains	(.04)	(.11)	-	(.06)	(.30)
Total dividends and distributions	(.15)	(.21)	(.12)	(.21)	(.52)
Net asset value, end of year	$9.55	$9.72	$9.79	$9.52	$9.78
Total Return(b):	(.24)%	1.41%	4.08%	(.47)%	2.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$328,835	$371,571	$387,663	$412,384	$469,188
Average net assets (000)	$353,716	$373,443	$403,927	$435,734	$511,930
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(e)	1.02%	.99%	1.01%	.97%	.93%
Expenses before waivers and/or expense reimbursement(e)	1.02%	.99%	1.06%	1.02%	.98%
Net investment income (loss)	1.05%	.79%	1.15%	1.48%	1.73%
Portfolio turnover rate(d)	759%	778%	817%	1,042%	1,251%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of average daily net assets.

See Notes to Financial Statements.

56

Class B Shares
	Year Ended February 28/29,
	2017(a)	2016(a)	2015(a)	2014(a)	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.73	$9.80	$9.53	$9.80	$10.03
Income (loss) from investment operations:
Net investment income (loss)	.03	- (e)	.04	.07	.08
Net realized and unrealized gain (loss) on investment transactions	(.13)	.07	.27	(.20)	.13
Total from investment operations	(.10)	.07	.31	(.13)	.21
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.03)	(.04)	(.08)	(.14)
Distributions from net realized gains	(.04)	(.11)	-	(.06)	(.30)
Total dividends and distributions	(.07)	(.14)	(.04)	(.14)	(.44)
Net asset value, end of year	$9.56	$9.73	$9.80	$9.53	$9.80
Total Return(b):	(1.01)%	.69%	3.30%	(1.32)%	2.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,973	$3,085	$3,805	$5,687	$9,408
Average net assets (000)	$2,802	$3,151	$4,682	$7,274	$10,975
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.76%	1.74%	1.76%	1.72%	1.68%
Expenses before waivers and/or expense reimbursement	1.76%	1.74%	1.76%	1.72%	1.68%
Net investment income (loss)	.30%	.04%	.40%	.75%	.98%
Portfolio turnover rate(d)	759%	778%	817%	1,042%	1,251%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Government Income Fund	57

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2017(a)	2016(a)	2015(a)	2014(a)	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.74	$9.81	$9.54	$9.80	$10.03
Income (loss) from investment operations:
Net investment income (loss)	.03	- (e)	.04	.07	.10
Net realized and unrealized gain (loss) on investment transactions	(.12)	.07	.27	(.19)	.11
Total from investment operations	(.09)	.07	.31	(.12)	.21
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.03)	(.04)	(.08)	(.14)
Distributions from net realized gains	(.04)	(.11)	-	(.06)	(.30)
Total dividends and distributions	(.08)	(.14)	(.04)	(.14)	(.44)
Net asset value, end of year	$9.57	$9.74	$9.81	$9.54	$9.80
Total Return(b):	(1.01)%	.69%	3.30%	(1.22)%	2.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,126	$12,488	$10,016	$11,114	$20,274
Average net assets (000)	$12,570	$10,548	$10,394	$15,601	$21,678
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.77%	1.74%	1.76%	1.72%	1.68%
Expenses before waivers and/or expense reimbursement	1.77%	1.74%	1.76%	1.72%	1.68%
Net investment income (loss)	.30%	.03%	.40%	.75%	.97%
Portfolio turnover rate(d)	759%	778%	817%	1,042%	1,251%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)	Less than $.005 per share.

See Notes to Financial Statements.

58

Class Q Shares
	August 9, 2016(a) through Feburary 28, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.84
Income (loss) from investment operations:
Net investment income (loss)	.08
Net realized and unrealized gain (loss) on investment transactions	(.32)
Total from investment operations	(.24)
Less Dividends and Distributions:
Dividends from net investment income	(.08)
Total dividends and distributions	(.08)
Net asset value, end of period	$9.52
Total Return(c):	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,956
Average net assets (000)	$17,541
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.62%	(f)
Expenses before waivers and/or expense reimbursement	.62%	(f)
Net investment income (loss)	1.47%	(f)
Portfolio turnover rate(e)	759%	(g)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

Prudential Government Income Fund	59

Financial Highlights (continued)

Class R Shares
	Year Ended February 28/29,
	2017(a)	2016(a)	2015(a)	2014(a)	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.73	$9.80	$9.53	$9.80	$10.03
Income (loss) from investment operations:
Net investment income (loss)	.08	.05	.09	.12	.15
Net realized and unrealized gain (loss) on investment transactions	(.12)	.06	.27	(.20)	.11
Total from investment operations	(.04)	.11	.36	(.08)	.26
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.07)	(.09)	(.13)	(.19)
Distributions from net realized gains	(.04)	(.11)	-	(.06)	(.30)
Total dividends and distributions	(.13)	(.18)	(.09)	(.19)	(.49)
Net asset value, end of year	$9.56	$9.73	$9.80	$9.53	$9.80
Total Return(b):	(.49)%	1.16%	3.82%	(.82)%	2.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,243	$15,242	$13,089	$10,560	$10,316
Average net assets (000)	$16,257	$13,851	$12,178	$10,227	$9,701
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.27%	1.24%	1.26%	1.22%	1.18%
Expenses before waivers and/or expense reimbursement	1.52%	1.49%	1.51%	1.47%	1.43%
Net investment income (loss)	.81%	.53%	.90%	1.22%	1.47%
Portfolio turnover rate(d)	759%	778%	817%	1,042%	1,251%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

60

Class Z Shares
	Year Ended February 28/29,
	2017(a)	2016(a)	2015(a)	2014(a)	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.70	$9.77	$9.50	$9.76	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.13	.10	.13	.17	.20
Net realized and unrealized gain (loss) on investment transactions	(.13)	.06	.28	(.19)	.11
Total from investment operations	.00	.16	.41	(.02)	.31
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.12)	(.14)	(.18)	(.24)
Distributions from net realized gains	(.04)	(.11)	-	(.06)	(.30)
Total dividends and distributions	(.17)	(.23)	(.14)	(.24)	(.54)
Net asset value, end of year	$9.53	$9.70	$9.77	$9.50	$9.76
Total Return(b):	.00%	1.67%	4.34%	(.22)%	3.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$96,332	$108,544	$98,913	$73,888	$95,710
Average net assets (000)	$106,342	$98,389	$79,893	$83,182	$95,810
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.77%	.74%	.76%	.72%	.68%
Expenses before waivers and/or expense reimbursement	.77%	.74%	.76%	.72%	.68%
Net investment income (loss)	1.31%	1.03%	1.40%	1.74%	1.97%
Portfolio turnover rate(d)	759%	778%	817%	1,042%	1,251%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Government Income Fund	61

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 14:

We have audited the accompanying statement of assets and liabilities of Prudential Government Income Fund (the “Fund”), one of the two series constituting Prudential Investment Portfolios, Inc. 14, including the portfolio of investments, as of February 28, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 18, 2017

62

Tax Information (unaudited)

For the year ended February 28, 2017, the Fund reports the maximum amount allowable but not less than 77.76% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the dividends received by you in calendar year 2017.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 22.01% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential Government Income Fund	63

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 88	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 88	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 88	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 88	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 88	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 88	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 88	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Prudential Government Income Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 88	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 88	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Government Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, PGIM Investments LLC (since April 2004); and Director, Compliance, PGIM Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
∎	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

Visit our website at pgiminvestments.com

∎	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Government Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadig Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Government Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GOVERNMENT INCOME FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PGVAX	PBGPX	PRICX	PGIQX	JDRVX	PGVZX
CUSIP	74439V107	74439V206	74439V305	74439V875	74439V503	74439V404

MF128E

PRUDENTIAL FLOATING RATE INCOME FUND

ANNUAL REPORT

FEBRUARY 28, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To maximize current income. Capital appreciation is a secondary investment objective, but only when consistent with the Fund’s primary objective.

Highlights

PRUDENTIAL FLOATING RATE INCOME FUND

•

The Fund’s underweight positions relative to the Credit Suisse Leveraged Loan Index (the Index) in the media/telecommunications, food/tobacco, aerospace, and service sectors contributed positively to relative performance.

•	The Fund’s underweights in commodity-related industries, including those in the energy and metals/minerals sectors, which rallied during the period, detracted from relative performance.

•	Security selection in the energy, manufacturing, and gaming/leisure sectors limited relative returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Floating Rate Income Fund informative and useful. The report covers performance for the 12-month period ended February 28, 2017. We are proud to announce that Prudential Investments will be known as PGIM® Investments, effective April 3, 2017. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name is changing: The name of your Fund and its management and operation will not change.

The reporting period was dominated by headline events. Most prominent was the surprising end to a dramatic US election season, as Donald Trump was elected 45th president of the US. In the wake of the election, investor sentiment was positive for both the economy and the markets in anticipation of a more pro-business environment under a Trump-led administration. Another major headline event was Brexit—the term used to represent Britain’s decision to leave the European Union. This referendum raised further economic and political uncertainty over the future of existing trade and commerce agreements. Meanwhile, the US economy’s recovery strengthened as labor markets tightened.

Equity markets in the US reached new highs as stocks experienced powerful gains after the US election, as equity investors appeared to believe that the new administration would quickly implement measures to boost growth. European stocks generally advanced as the eurozone economy continued to experience slow growth. Most Asian markets gained. In aggregate, emerging markets turned in very strong results.

In a move widely anticipated by the markets, the Federal Reserve raised its federal funds rate by 0.25% during its December 2016 policy meeting. Shortly after the reporting period on March 15, the Federal Reserve decided to hike rates by 0.25%. Additional rate hikes are planned for 2017. Overall, fixed income markets experienced mixed returns, as rising interest rates and concerns over potential inflation jolted bond markets later in the period.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, the 9th-largest global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Floating Rate Income Fund

April 14, 2017

Prudential Floating Rate Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 2/28/17
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	10.46	23.06	26.39 (3/30/11)
Class C	9.64	18.41	20.90 (3/30/11)
Class Q	10.79	N/A	7.07 (4/27/15)
Class Z	10.76	24.64	28.41 (3/30/11)
Credit Suisse Leveraged Loan Index	12.55	27.71	—
Lipper Loan Participation Funds Average	11.63	21.76	—

Average Annual Total Returns (With Sales Charges) as of 2/28/17
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	6.87	3.55	3.46 (3/30/11)
Class C	8.64	3.44	3.26 (3/30/11)
Class Q	10.79	N/A	3.77 (4/27/15)
Class Z	10.76	4.50	4.31 (3/30/11)
Credit Suisse Leveraged Loan Index	12.55	5.01	—
Lipper Loan Participation Funds Average	11.63	4.00	—

Average Annual Total Returns (Without Sales Charges) as of 2/28/17
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	10.46	4.24	4.03 (3/30/11)
Class C	9.64	3.44	3.26 (3/30/11)
Class Q	10.79	N/A	3.77 (4/27/15)
Class Z	10.76	4.50	4.31 (3/30/11)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Floating Rate Income Fund (Class A shares) with a similar investment in the Credit Suisse Leveraged Loan Index by portraying the initial account values at the commencement of operations of Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (February 28, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Floating Rate Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

Credit Suisse Leveraged Loan Index—The Credit Suisse Leveraged Loan Index is an unmanaged index that represents the investable universe of the dollar-denominated leveraged loan market. The cumulative total returns for the Index measured from the month-end closest to the inception date through 2/28/17 are 30.16% for Class A, C, and Z shares and 7.47% for Class Q shares. The average annual total returns for the Index measured from the month-end closest to the inception date through 2/28/17 are 4.56% for Class A, C and Z shares and 4.01% for Class Q shares.

Lipper Loan Participation Funds Average—The Lipper Loan Participation Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Loan Participation Funds category for the periods noted. Funds in the Lipper Average invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date through 2/28/17 are 23.99% for Class A, C, and Z shares and 5.81% for Class Q shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date through 2/28/17 are 3.69% for Class A, C and Z shares and 3.13% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date for the indicated share class.

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Credit Quality expressed as a percentage of total investments as of 2/28/17 (%)
AA	1.0
A	0.5
BBB	4.3
BB	31.3
B	59.3
CCC	1.9
CC	0.2
C	0.0
D	0.2
Not Rated	0.3
Cash/Cash Equivalents	1.0
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 2/28/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.40	3.78	3.59
Class C	0.33	3.16	2.95
Class Q	0.43	4.21	4.06
Class Z	0.43	4.16	3.95

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Prudential Floating Rate Income Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Floating Rate Income Fund’s Class A shares returned 10.46% for the 12-month reporting period ended February 28, 2017, underperforming the 12.55% return of the Index. The Fund also underperformed the 11.63% return of the Lipper Loan Participation Funds Average.

What were market conditions?

•

Floating rate loans, which are provided by banks and other lenders to below-investment-grade companies, recorded strong returns during the second quarter of 2016, with lower-rated loans outperforming higher-rated loans. New issuance increased, but year-to-date levels were below those seen during the same timeframe in 2015.

•

In the third quarter, the floating rate loan market stabilized in the aftermath of the UK’s surprise vote in June to leave the European Union (commonly known as Brexit) and highly anticipated policy meetings by the Bank of Japan and the Federal Reserve (Fed). Floating rate loans posted strong returns, led by the resurgence of commodity-related sectors and the outperformance of lower-rated credits. CCC-rated loans generally outpaced B-rated and BB-rated loans.

•

Driven by robust demand, floating rate loans continued to perform well during the fourth quarter. CCC-rated loans finished ahead of B-rated and BB-rated loans. With investment inflows totaling $13.5 billion, net flow activity turned positive, with $7.4 billion entering the asset class during 2016.

•

Floating rate loans as represented by the Credit Suisse Leveraged Loan Index posted positive returns for the first two months of 2017; February’s 0.6% return represented the twelfth consecutive monthly gain. A majority of the index remains higher than par value and fund flows continue to be strong, with January and February 2017 inflows of $7.5 billion. While on the surface the $219 billion in January and February in gross new issuance looks almost ten times larger than the same period from the prior year, a majority of the increase is repricing/refinancing activity and true “new money” transactions are not keeping pace with demand. Defaults remain low, with the par-weighted default rate from JP Morgan at 1.55% at the end of February, or 0.7% excluding commodities.

What worked?

•	The Fund’s underweight positions in the media/telecommunications, food/tobacco, aerospace, and service sectors contributed positively to relative performance.

•	Security selection added to results, highlighted by the Fund’s holdings in the media/telecommunications, health care, information technology, and service sectors.

•	The Fund benefited from overweights in energy issuers American Energy-Marcellus and California Resources. In addition, an overweight in BMC Software (information

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technology) and a lack of exposure to Avago Technologies Cayman Finance (information technology) added value.

•	An underweight position and security selection in Ba-rated loans bolstered relative returns.

What didn’t work?

•

Industry selection overall hurt results during the reporting period. The Fund’s underweights in commodity-related industries, including those in the energy and metals/minerals sectors, which rallied during the period, detracted from relative performance. Overweight positions in retail and housing were also negative.

•	Security selection in the energy, manufacturing, and gaming/leisure sectors limited relative returns.

•	The Fund’s underweight in lower-quality loans (CCC-rated and below), which outperformed during the period, hindered performance. Holdings of B-rated loans also dampened results.

•	Performance was hampered by avoiding Arch Coal (metals/minerals), Clear Channel Communications (media/telecommunications), and energy issuers Seadrill Partners and CJ Holding.

Did the Fund use derivatives, and how did they affect performance?

•

The Fund held interest-rate swaps to help manage the Fund’s duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. Overall, this strategy did not have an impact on performance during the reporting period.

Current outlook

•	PGIM Fixed Income believes that floating rate loans offer protection against anticipated Fed interest-rate increases.

•

In the view of PGIM Fixed Income, market technicals (or, supply and demand conditions) should remain supportive of floating rate loans, though the potential upside may be capped because floating rate loans are callable. (When a security is callable, the issuer can repay them before maturity.)

•

At the end of the reporting period, the Fund’s largest overweight positions were in the manufacturing, chemicals, and information technology sectors. The largest underweights were in the media/telecommunications, gaming/leisure, and aerospace sectors.

Prudential Floating Rate Income Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these

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additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Floating Rate Income Fund		Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,033.50	0.96%	$4.84
	Hypothetical	$1,000.00	$1,020.03	0.96%	$4.81
Class C	Actual	$1,000.00	$1,029.70	1.71%	$8.61
	Hypothetical	$1,000.00	$1,016.31	1.71%	$8.55
Class Q	Actual	$1,000.00	$1,035.20	0.65%	$3.28
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26
Class Z	Actual	$1,000.00	$1,034.90	0.71%	$3.58
	Hypothetical	$1,000.00	$1,021.27	0.71%	$3.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for

each	share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181
days	in the six-month period ended February 28, 2017, and divided by the 365 days in the Fund’s fiscal year ended
February	28, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any
underlying	portfolios in which the Fund may invest.

The Fund’s annualized expense ratios for the 12-month period ended February 28, 2017, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.14	1.00
C	1.89	1.75
Q	0.82	0.67
Z	0.89	0.75

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Floating Rate Income Fund	11

Portfolio of Investments

as of February 28, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 98.7%

ASSET-BACKED SECURITIES 1.5%

Collateralized Loan Obligations
Atrium X (Cayman Islands), Series 10A, Class B1, 144A	2.673	%(a)	07/16/25	1,000	$1,000,111
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A2B, 144A	4.410		04/17/26	250	252,464
Mountain View CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, 144A	2.768	(a)	04/12/24	2,000	1,969,982
Octagon Investment Partners 25 Ltd. (Cayman Islands), Series 2015-1A, Class B, 144A	3.230	(a)	10/20/26	1,000	1,006,033
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A2A, 144A	3.238	(a)	10/25/26	1,000	1,002,540
West CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	4.439	(a)	10/30/23	2,500	2,509,645

TOTAL ASSET-BACKED SECURITIES (cost $7,767,457)					7,740,775

BANK LOANS(a) 93.3%

Aerospace & Defense 1.0%
Sequa Corp.	5.250		06/19/17	368	353,401
Standard Aero Ltd.	5.250		07/07/22	1,861	1,871,245
Transdigm, Inc.	3.852		05/14/22	516	517,975
Transdigm, Inc.	3.957		06/09/23	1,369	1,375,809
Transdigm, Inc.	3.984		06/04/21	491	492,412
Transdigm, Inc.	4.054		02/28/20	400	401,700

					5,012,542

Automotive 3.1%
American Tire Distributors, Inc.	5.250		09/01/21	2,805	2,786,549
BBB Industries LLC	6.035		11/03/21	1,246	1,251,853
CH Hold Corp.	—	(f)	02/01/24	50	50,542
CH Hold Corp.	4.034		02/01/24	500	505,416
Chrysler Group LLC	3.280		12/31/18	607	607,275
Federal-Mogul Holdings Corp.	4.000		04/16/18	1,077	1,072,894
Federal-Mogul Holdings Corp.	4.750		04/15/21	1,430	1,416,192
Gates Global LLC	4.250		07/06/21	1,826	1,826,389
Horizon Global Corp.(b)	7.000		06/30/21	622	631,030
Inteva Products LLC	9.750		09/08/21	223	222,917
Sage Automotive Holdings, Inc.(b)	6.034		11/08/22	2,550	2,556,375
Tectum Holdings, Inc.	5.791		08/24/23	1,647	1,664,626
TI Group Automotive Systems LLC	3.531		06/30/22	444	446,597
Tower Auto Holdings USA LLC	4.041		04/23/20	1,038	1,035,649
Tweddle Group, Inc.(b)	7.000		10/24/22	425	420,750

					16,495,054

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	13

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Brokerage 1.0%
Hamilton Lane Advisors LLC	4.281%	07/08/22	712	$713,113
Istar, Inc.(b)	4.750	07/01/20	373	378,618
LPL Holdings, Inc.	4.781	11/21/22	494	498,706
National Financial Partners Corp.	4.500	01/08/24	1,250	1,261,459
RCS Capital Corp.(b)	6.500	05/23/21	323	305,465
VFH Parent LLC	4.497	10/27/22	1,952	1,970,528

				5,127,889

Building Materials & Construction 3.7%
Apex Tool Group LLC	4.500	01/31/20	2,072	2,053,751
Beazer Homes USA, Inc.(b)	6.750	03/11/18	295	291,696
Builders FirstSource, Inc.	4.052	02/23/24	1,751	1,752,355
CHI Overhead Doors, Inc.	4.250	07/29/22	2,317	2,315,112
Headwaters, Inc.	4.000	03/24/22	1,873	1,878,976
Interior Logic Group, Inc.	7.100	03/02/24	1,875	1,828,125
Jeld-Wen, Inc.	4.750	07/01/22	722	725,960
LBM Borrower LLC	6.288	08/20/22	2,138	2,139,946
PriSo Acquisition Corp.(b)	4.000	05/09/22	1,441	1,447,924
Quikrete Holdings, Inc.	4.243	11/15/23	2,750	2,782,846
Wilsonart LLC	4.500	12/19/23	1,979	1,991,610

				19,208,301

Cable 3.2%
Casa Systems, Inc.(b)	4.970	12/20/23	1,000	1,000,000
DigitalGlobe, Inc.	3.746	01/15/24	500	502,292
Hargray Communications Group, Inc.	4.750	06/26/19	997	1,005,327
Hemisphere Media Holdings LLC	4.534	02/28/24	500	498,750
Intelsat Jackson Holdings SA	3.750	06/30/19	1,700	1,680,875
Numericable US LLC (France)	4.275	01/14/25	998	1,003,913
Numericable US LLC (France)	5.243	01/15/24	844	850,374
Quebecor Media, Inc. (Canada)	3.539	08/17/20	1,480	1,483,656
Telenet Financing USD LLC (Belgium)	3.998	01/31/25	950	958,313
Telesat LLC (Canada)	4.039	11/17/23	1,324	1,333,804
UPC Financing Partnership (Netherlands)	3.520	04/15/25	3,175	3,193,853
Virgin Media Investment Holdings, Ltd. (United Kingdom)	3.520	01/31/25	1,625	1,633,634
Xplornet Communications, Inc. (Canada)(b)	7.038	07/25/20	1,822	1,844,838

				16,989,629

Capital Goods 7.5%
Allflex Holdings III, Inc.	4.580	07/17/20	1,036	1,040,920
Avolon Borrower I Luxembourg (Luxembourg)	3.793	03/31/22	3,475	3,533,314

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Capital Goods (cont’d.)
Blount International, Inc.	7.250%	04/12/23	600	$604,500
Brand Energy & Infrastructure Services, Inc.	4.750	11/26/20	1,759	1,755,611
Casella Waste Systems, Inc.(b)	4.025	10/17/23	375	376,875
Columbus McKinnon Corp.(b)	4.030	01/31/24	475	477,375
Cortes NP Acquisition Corp.	6.054	11/30/23	798	803,319
CPM Holdings, Inc.	6.000	04/11/22	1,040	1,047,504
Crosby US Acquisition Corp.	4.041	11/23/20	966	884,837
Doosan Infracore International, Inc.	4.554	05/28/21	546	552,454
Douglas Dynamics LLC(b)	4.534	12/31/21	813	815,496
Dynacast International LLC(b)	4.500	01/28/22	615	621,450
Filtration Group, Inc.	4.303	11/20/20	452	455,430
Filtration Group, Inc.	4.303	11/23/20	198	199,337
Forterra Finance LLC	4.500	10/25/23	948	954,140
Harsco Corp.	6.000	11/02/23	500	509,375
Hillman Group, Inc. (The)	4.500	06/30/21	491	493,640
Ilpea Parent, Inc.(b)	6.555	02/28/23	1,000	985,000
Infiltrator Water Technologies LLC	4.555	05/27/22	2,288	2,293,826
K&N Engineering, Inc.(b)	5.750	10/20/23	1,385	1,388,463
Manitowoc Foodservice	5.750	03/03/23	550	555,156
Milacron LLC(b)	4.037	09/28/23	700	702,625
Neff Rental LLC	7.540	06/09/21	788	787,690
North American Lifting Holdings, Inc.	5.552	11/27/20	491	449,402
Pelican Products, Inc.	5.265	04/11/20	419	417,174
Penn Engineering & Manufacturing Corp.	4.038	08/27/21	640	640,527
RBS Global, Inc./Rexnord LLC	3.770	08/21/23	1,213	1,220,348
Safway Group Holding LLC	5.803	08/21/23	2,222	2,250,638
STS Operating, Inc.(b)	4.784	02/12/21	340	325,960
Synagro Infrastructure Co., Inc.(c)	6.300	08/22/20	168	152,771
Tank Holding Corp.	5.259	03/16/22	977	972,975
TKC Holdings, Inc.	4.785	02/28/23	1,325	1,335,766
TKC Holdings, Inc.	8.535	02/01/24	575	575,359
U.S. Security Associates Holdings, Inc.	6.000	07/14/23	848	852,821
Unifrax I LLC	4.304	11/28/18	1,725	1,716,628
University Support Services LLC	6.260	07/06/22	2,504	2,519,398
USS Parent Holding Corp.	5.560	08/11/23	154	154,133
USS Parent Holding Corp.	5.500	08/11/23	1,044	1,047,055
WASH Multifamily Laundry Systems LLC(b)	4.250	05/16/22	1,414	1,418,900
WCA Waste Systems, Inc.	3.784	08/11/23	648	650,604
WireCo WorldGroup, Inc.	6.500	09/29/23	574	578,581

				39,117,377

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	15

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Chemicals 3.8%
A. Schulman, Inc.(b)	4.030%	06/01/22	434	$434,107
Alpha 3 BV Alpha US BidCo (Netherlands)	4.037	01/31/24	1,200	1,207,876
Avantor Performance Materials Holdings, Inc.	6.000	06/21/22	1,804	1,821,347
Chemours Co. LLC (The)	3.790	05/12/22	1,778	1,784,270
Colouroz Investment 2 LLC	8.250	09/05/22	200	197,000
Cyanco Intermediate Corp.	5.500	05/01/20	1,417	1,417,939
Emerald Performance Materials LLC	8.784	08/01/22	300	301,425
Ennis-Flint, Inc.	5.000	06/13/23	1,291	1,295,178
MacDermid, Inc.	4.500	06/07/20	762	770,860
MacDermid, Inc.	5.000	06/07/23	1,173	1,185,415
Methanol Holdings DE LLC(b)	4.498	06/30/22	493	485,112
Nexeo Solutions LLC	5.263	06/09/23	2,169	2,184,222
Oxea Finance LLC	4.273	01/15/20	484	473,773
Plaskolite, Inc.(b)	5.750	11/03/22	769	776,558
PQ Corp.	5.288	11/04/22	945	956,295
Solenis International LP	7.750	07/31/22	200	197,400
Sonneborn, Inc.	4.750	12/10/20	790	791,034
Tata Chemicals NA, Inc.(b)	3.784	08/07/20	585	585,163
Tronox Pigments Netherlands BV	4.500	03/19/20	521	523,550
Univar, Inc.	3.608	07/01/22	2,435	2,434,836

				19,823,360

Consumer 6.1%
24 Hour Fitness Worldwide, Inc.(b)	4.750	05/28/21	869	855,207
4L Technologies, Inc.	5.270	05/08/20	1,797	1,729,962
Acosta, Inc.	4.289	09/26/21	729	709,282
Advantage Sales & Marketing, Inc.	4.291	07/23/21	887	883,155
Advantage Sales & Marketing, Inc.	7.538	07/25/22	750	735,704
Augusta Sportswear, Inc.	5.500	10/26/23	1,087	1,088,442
Coinstar LLC	5.250	09/27/23	549	553,426
Cole Haan, Inc.	5.060	02/01/20	1,731	1,531,751
Fitness International LLC	6.000	07/01/20	728	733,258
Hoffmaster Group, Inc.	5.552	11/21/23	1,625	1,645,313
Life Time Fitness, Inc.	4.037	06/10/22	666	668,795
NBTY, Inc.(b)	4.538	05/05/23	1,393	1,394,702
Planet Fitness Holdings LLC	4.498	03/31/21	723	725,900
PODS LLC	4.250	02/02/22	1,315	1,321,797
Revlon Consumer Products Corp.	4.451	09/07/23	1,222	1,228,485
Royal Holdings, Inc.	4.250	06/20/22	1,141	1,147,900
Royal Oak Enterpises, LLC	5.750	07/01/23	1,498	1,508,920
Serta Simmons Bedding LLC	4.500	11/08/23	1,475	1,481,501
Spin Holdco, Inc.	4.285	11/14/19	1,496	1,489,637
SRAM Corp.(b)	4.040	04/10/20	1,193	1,185,852

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Consumer (cont’d.)
Sterling Midco Holdings, Inc.	5.750%	06/20/22	1,737	$1,731,180
Strategic Partners Acquisition Corp.(b)	5.500	06/30/23	1,446	1,458,526
TMK Hawk Parent Corp.	5.250	10/01/21	1,294	1,299,323
Travelport Finance Luxembourg SARL (Luxembourg)	4.291	09/02/21	1,590	1,601,049
TruGreen LP	6.500	04/13/23	721	727,687
Wand Intermediate I LP	4.750	09/17/21	813	820,100
Water Pik, Inc.	5.759	07/08/20	1,442	1,441,098

				31,697,952

Electric 2.5%
Calpine Corp.	3.750	05/31/23	198	199,034
Calpine Corp.	3.750	01/15/24	2,146	2,154,876
Calpine Corp.	3.775	01/15/23	743	745,594
Dynegy, Inc.	4.284	02/07/24	2,950	2,976,698
Intergen NV	5.500	06/12/20	1,005	1,004,076
Lightstone Generation LLC	6.500	01/30/24	407	410,790
Lightstone Generation LLC	6.539	01/30/24	4,268	4,313,297
USIC Holdings, Inc.	4.750	12/08/23	1,175	1,184,158

				12,988,523

Energy - Other 2.1%
American Energy Marcellus LLC	5.250	08/04/20	1,500	1,065,000
American Energy Marcellus LLC	8.534	08/04/21	300	41,000
California Resources Corp.	11.375	12/31/21	1,275	1,434,375
Drillships Financing Holding, Inc.	6.000	03/31/21	364	298,229
Fairmount Minerals Ltd.	4.500	09/05/19	1,500	1,474,999
Fieldwood Energy LLC(b)	8.000	08/31/20	362	346,185
Fieldwood Energy LLC	8.375	09/30/20	1,489	1,303,200
Floatel Delaware LLC(b)	6.000	06/29/20	365	319,102
FTS International, Inc.	5.750	04/16/21	251	240,755
Hi-Crush Partners LP	4.789	04/28/21	1,082	1,055,517
MEG Energy Corp. (Canada)	4.530	12/31/23	2,073	2,082,657
Pacific Drilling SA	4.500	06/04/18	359	162,113
Targa Resources Partners LP(b)	5.750	02/27/22	974	984,172
Westway Group, Inc.(b)	4.500	02/27/20	475	454,813

				11,262,117

Energy - Refining 1.3%
Citgo Holdings, Inc.	9.500	05/12/18	2,349	2,381,332
Citgo Petroleum Corp.	4.539	07/29/21	1,081	1,085,255

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	17

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Energy - Refining (cont’d.)
Western Refining, Inc.	5.284%	11/12/20	2,258	$2,266,513
Western Refining, Inc.	5.500	06/30/23	932	935,679

				6,668,779

Entertainment 0.2%
AMF Bowling Centers, Inc.	6.000	09/19/23	1,022	1,024,994

Food 2.9%
Amplify Snack Brands, Inc.	6.500	09/01/23	1,897	1,859,361
Chefs’ Warehouse, Inc. (The)(b)	6.750	06/22/22	1,086	1,099,306
Constellation Brands Canada, Inc. (Canada)	4.750	12/15/23	650	655,959
Focus Brands, Inc.	5.000	10/05/23	434	438,933
Hearthside Group Holdings LLC(b)	4.025	06/02/21	1,389	1,399,022
High Liner Foods, Inc. (Canada)	4.250	04/26/21	1,000	997,500
JBS USA LLC (Brazil)	3.539	10/30/22	3,600	3,610,501
Milk Specialties Co.	5.000	08/16/23	898	903,922
Mill US Acquisition LLC	5.000	07/03/20	2,426	2,260,052
Shearer’s Foods LLC	4.938	06/30/21	1,933	1,930,250

				15,154,806

Gaming 2.0%
Affinity Gaming LLC	4.500	07/01/23	997	1,000,611
Caesars Entertainment Resort Properties LLC	7.015	10/11/20	2,782	2,804,838
CCM Merger, Inc.(b)	4.031	08/06/21	1,412	1,425,785
Golden Nugget, Inc.	4.500	11/21/19	336	339,764
Golden Nugget, Inc.	4.552	11/21/19	784	792,783
Scientific Games International, Inc.	6.000	10/01/21	2,395	2,427,389
Station Casinos LLC	3.280	06/08/23	1,624	1,633,252

				10,424,422

Health Care & Pharmaceutical 13.9%
Acadia Healthcare Co., Inc.	3.781	02/16/23	1,439	1,450,515
Air Medical Group Holdings, Inc.	4.250	04/28/22	1,240	1,237,389
Alliance HealthCare Services, Inc.	4.250	06/03/19	3,307	3,277,627
Amneal Pharmaceuticals LLC	4.501	11/01/19	1,682	1,671,691
Arbor Pharmaceuticals LLC	6.000	07/05/23	1,222	1,233,234
ATI Holdings LLC	5.536	05/10/23	2,616	2,635,861
Boston Luxembourg III SARL (Germany)	4.000	08/28/19	247	246,720
Capsugel Holdings US, Inc.	4.000	07/31/21	1,482	1,483,458
Carecore National LLC(b)	5.500	03/05/21	1,985	1,992,473
CCS Intermediate Holdings LLC(b)	5.041	07/23/21	220	182,548
Change Healthcare Holdings LLC	3.750	02/28/24	3,875	3,883,881

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Health Care & Pharmaceutical (cont’d.)
CHG Healthcare Services, Inc.	4.750%		06/07/23	1,995	$2,014,200
CHS/Community Health Systems, Inc.	4.180		12/31/18	500	498,333
CHS/Community Health Systems, Inc.	3.750		12/31/19	2,693	2,668,268
CHS/Community Health Systems, Inc.	4.039		01/27/21	1,990	1,954,397
ContextMedia Health LLC(b)	7.500		12/23/21	1,650	1,567,500
Curo Health Services Holdings, Inc.	5.789		02/07/22	2,121	2,126,796
Endo Luxembourgh Finance I Co. SARL	3.813		09/30/22	2,738	2,746,987
Envision Healthcare Corp.	3.906		12/01/23	1,145	1,152,298
Explorer Holdings, Inc.	6.000		05/02/23	945	954,702
FHC Health Systems, Inc.	5.000		12/23/21	987	947,364
Genoa A Qol Healthcare Co. LLC	4.750		10/30/23	1,497	1,505,608
Grifols Worldwide Operations USA, Inc.	3.282		01/31/25	1,300	1,305,070
Horizon Pharma, Inc.(b)	5.000		05/07/21	869	880,252
Kindred Healthcare, Inc.	4.313		04/09/21	2,234	2,213,440
Lannett Co., Inc.	6.375		11/25/22	2,482	2,457,360
Mallinckrodt International Finance SA (Luxembourg)	3.748		09/24/24	825	828,609
Mallinckrodt International Finance SA (Luxembourg)	3.748		09/24/24	1,240	1,241,907
MJ Acquisition Corp.	4.001		06/01/22	1,037	1,040,442
MPH Acquisition Holdings LLC	5.038		06/07/23	1,025	1,040,043
Opal Acquisition, Inc.	5.052		11/27/20	491	462,281
Ortho Clinical Diagnostics	4.750		06/30/21	2,273	2,248,394
Pharmaceutical Product Development LLC	4.250		08/18/22	2,059	2,069,265
Quorum Health Corp.	6.789		04/29/22	937	930,801
RadNet Management, Inc.	—	(f)	07/01/23	211	211,910
RadNet Management, Inc.	8.000		03/25/21	2,693	2,689,967
RPI Finance Trust	3.525		10/14/22	423	427,259
Select Medical Corp.	4.534		02/28/24	2,800	2,805,250
Select Medical Corp.	6.000		03/03/21	1,340	1,346,574
Surgery Center Holdings, Inc.	4.750		11/03/20	1,745	1,755,270
Team Health Holdings, Inc.	3.772		01/31/24	1,900	1,891,095
US Renal Care, Inc.	5.250		12/30/22	1,390	1,279,017
Valeant Pharmaceuticals International, Inc. (Canada)	4.540		10/20/18	338	337,196
Valeant Pharmaceuticals International, Inc. (Canada)	5.270		12/11/19	856	859,758
Valeant Pharmaceuticals International, Inc. (Canada)	5.272		08/05/20	2,050	2,057,049
Valeant Pharmaceuticals International, Inc. (Canada)	5.530		04/01/22	1,946	1,956,970
Vizient, Inc.	5.000		02/11/23	806	816,661

					72,583,690

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	19

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Insurance 0.8%
AmWins Group, Inc.	3.791%	01/25/24	1,750	$1,756,927
AmWins Group, Inc.	7.791	01/24/25	560	565,425
Hyperion Insurance Group Ltd. (United Kingdom)	5.500	04/29/22	1,537	1,539,518
Sedgwick Claims Management Services, Inc.	6.804	02/28/22	250	250,625

				4,112,495

Media & Entertainment 2.3%
Beasley Broadcast Group, Inc.	7.000	11/01/23	359	358,048
CBS Radio, Inc.	4.500	10/17/23	430	433,630
Getty Images, Inc.	4.750	10/18/19	979	860,646
Learfield Communications, Inc.(b)	4.250	12/31/23	1,125	1,137,656
Lions Gate Entertainment Corp.	3.953	12/08/23	700	704,025
Match Group, Inc.(b)	4.201	11/16/22	977	990,575
Mood Media Corp. (Canada)	7.000	05/01/19	492	483,547
NEP Broadcasting LLC	10.000	07/22/20	543	548,964
NEP/NCP Holdco, Inc.	4.291	01/22/20	1,226	1,227,775
Nielsen Finance LLC	3.442	10/04/23	599	604,560
Stadium Management Group	5.070	02/27/20	1,294	1,287,733
Tribune Media Co.	3.781	12/27/20	77	77,098
Tribune Media Co.	4.039	01/27/24	458	460,518
Univision Communications, Inc.	4.000	03/01/20	1,754	1,759,822
WMG Acquisition Corp.	3.785	11/01/23	1,000	1,004,464

				11,939,061

Metals & Mining 1.0%
Global Brass & Copper, Inc.(b)	5.274	07/18/23	474	480,920
Minerals Technologies, Inc.(b)	4.750	05/10/21	225	226,687
Murray Energy Corp.	8.250	04/16/20	1,169	1,151,632
Peabody Energy Corp.(b)	5.560	02/28/22	575	584,344
Phoenix Services International LLC	8.500	06/30/19	1,735	1,742,653
Westmoreland Coal Co.(b)	7.500	12/16/20	171	157,322
Zekelman Industries, Inc.	3.750	06/14/21	847	854,472

				5,198,030

Other Industry 3.8%
AlixPartners LLP	4.039	07/28/22	1,683	1,697,709
Altisource Solutions SARL (Luxembourg)(b)	4.500	12/09/20	835	813,825
Asurion LLC	8.500	03/03/21	1,000	1,010,938
AVSC Holding Corp.	4.538	01/25/21	598	598,462
Daseke, Inc.(b)	6.560	02/28/24	250	251,875
Edelman Financial Group, Inc.	6.500	12/19/22	1,639	1,642,556

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Other Industry (cont’d.)
GCA Services Group, Inc.	6.070%	03/01/23	418	$420,141
Laureate Education, Inc.	5.000	06/18/18	1,000	1,005,000
Laureate Education, Inc.	9.510	03/17/21	2,136	2,154,025
Mannington Mills, Inc.	4.750	10/01/21	1,098	1,106,907
Merrill Communications LLC(b)	6.250	06/01/22	1,414	1,409,972
Ocwen Loan Servicing LLC	6.000	12/07/20	475	477,969
Onsite Rental Group Operation Pty. Ltd.(c)	5.500	07/30/21	220	169,352
Osmose Utility Services, Inc.	4.750	08/22/22	370	372,164
Packers Holdings LLC(b)	4.750	12/02/21	1,024	1,039,620
Power Buyer LLC	4.284	05/06/20	1,211	1,210,737
Precyse Acquisition Corp.	6.500	10/20/22	1,246	1,258,202
SAI Global, Inc. (Australia)(b)	0.948	12/08/23	1,275	1,294,125
USAGM HoldCo LLC	4.763	07/28/22	990	993,712
USAGM HoldCo LLC	5.500	07/28/22	1,167	1,173,249

				20,100,540

Packaging 4.2%
Anchor Glass Container Corp.	4.250	12/07/23	600	605,250
Berlin Packaging LLC	4.500	10/01/21	1,747	1,760,571
Berry Plastics Corp.	3.281	01/19/24	1,500	1,509,375
Bway Holdings Co.	4.787	08/14/23	2,605	2,607,247
Charter NEX US Holdings, Inc.	5.250	02/07/22	634	637,837
Exopack Holdings SA (Luxembourg)	4.509	05/08/19	1,688	1,698,761
Expera Specialty Solutions LLC(b)	5.784	11/03/23	673	676,679
Flex Acquisition Co., Inc.	4.250	12/29/23	2,375	2,392,071
Husky Injection Molding Systems Ltd. (Canada)	4.250	06/30/21	1,554	1,561,839
Plaze, Inc.	5.250	07/31/22	1,641	1,645,375
Pregis Holding I Corp.	4.500	05/20/21	1,388	1,386,172
Pro Mach, Inc.	4.750	10/22/21	2,112	2,110,982
ProAmpac PG Borrower LLC	5.056	11/20/23	1,500	1,517,344
Reynolds Group Holdings, Inc.	4.034	02/05/23	1,097	1,102,791
Signode Industrial Group US, Inc.	4.000	05/01/21	967	976,938

				22,189,232

Paper 0.1%
Caraustar Industries, Inc.	8.000	05/01/19	427	431,956

Real Estate 0.6%
Americold Realty Operating Partnership LP	4.750	12/01/22	893	904,713
Capital Automotive LP(b)	6.000	04/30/20	850	858,500
DTZ US Borrower LLC	4.288	11/04/21	1,213	1,219,682

				2,982,895

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	21

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Restaurants 0.6%
BC Unlimited Liability Co. (Canada)	3.750%	02/28/24	1,128	$1,128,369
CEC Entertainment, Inc.	4.034	02/12/21	1,647	1,637,467
Landry’s, Inc.	4.029	10/04/23	525	530,532

				3,296,368

Retailers 7.2%
Academy Ltd.	5.000	07/01/22	2,233	1,763,798
At Home Holding III, Inc.	4.539	06/03/22	1,414	1,415,422
Bass Pro Group LLC	4.198	06/05/20	2,479	2,390,597
Bass Pro Group LLC	5.970	12/15/23	1,925	1,847,097
CNT Holdings III Corp.	4.288	01/23/23	1,519	1,528,050
EyeMart Express LLC(b)	5.000	12/18/21	502	507,476
Floor & Decor Outlets of America, Inc.(b)	5.250	09/30/23	1,247	1,246,875
Fullbeauty Brands, Inc.	5.750	10/14/22	1,142	972,707
Harbor Freight Tools USA, Inc.	3.778	08/18/23	1,323	1,323,331
Hudsons Bay Co. (Canada)	4.250	09/30/22	1,688	1,653,414
JC Penney Corp., Inc.	5.250	06/23/23	1,059	1,047,115
Lands’ End, Inc.	4.250	04/02/21	612	452,872
Leslie’s Poolmart, Inc.	5.250	08/16/23	1,799	1,801,773
Men’s Warehouse, Inc. (The)(b)	5.000	06/18/21	2,250	2,148,750
Neiman Marcus Group Ltd. LLC	4.250	10/25/20	2,465	1,983,790
NVA Holdings, Inc.(b)	4.553	08/14/21	351	352,408
NVA Holdings, Inc.	4.750	08/16/21	1,188	1,192,642
NVA Holdings, Inc.	8.000	08/14/22	1,225	1,229,083
Party City Holdings, Inc.	3.855	08/19/22	949	942,995
Petco Animal Supplies, Inc.	4.272	01/26/23	1,983	1,907,822
PetSmart, Inc.	4.000	03/11/22	2,977	2,928,577
Rite Aid Corp.	4.875	06/21/21	3,525	3,531,609
Rite Aid Corp.	5.750	08/21/20	375	376,031
Sears Roebuck Acceptance Corp.	5.500	06/30/18	1,477	1,459,524
Vision Holding Corp.	4.000	03/12/21	1,936	1,933,333

				37,937,091

Supermarkets 1.0%
Albertsons LLC	3.780	08/25/21	722	729,328
Albertsons LLC	4.248	12/21/22	1,469	1,490,090
Albertsons LLC	4.248	06/22/23	1,116	1,131,735
GOBP Holdings, Inc.	5.000	10/21/21	1,353	1,351,381
Supervalu, Inc.	5.500	03/21/19	482	485,194

				5,187,728

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Technology 14.3%
ACTIVE Network, Inc.	6.034%	11/13/20	1,411	$1,407,743
Alorica, Inc.	5.748	06/30/22	730	735,637
Ancestry.com, Inc.	4.288	10/19/23	1,350	1,354,387
Ancestry.com, Inc.	9.250	10/18/24	675	690,750
Aptean Holdings, Inc.	6.000	12/20/22	600	604,875
Avaya, Inc.	6.304	05/29/20	1,351	1,072,270
Avaya, Inc.	6.500	03/30/18	127	101,318
Avaya, Inc.	8.541	02/28/18	450	462,488
BMC Software Finance, Inc.	5.000	09/10/20	7,180	7,216,854
Camelot Finance LP	4.750	10/03/23	524	529,448
Cavium, Inc.(b)	3.780	08/16/22	481	485,263
CompuCom Systems, Inc.	4.284	05/11/20	277	222,727
Compuware Corp.	5.250	12/15/21	2,059	2,058,421
Dell International LLC	3.198	09/07/21	741	741,154
Dell International LLC	3.534	09/07/23	2,000	2,011,562
Dell International LLC	4.040	09/07/23	2,419	2,432,530
Donnelley Financial Solutions, Inc.	5.000	09/30/23	343	346,000
EagleView Technology Corp.	5.250	07/15/22	691	689,954
Evergreen Skills SARL	5.750	04/28/21	1,833	1,675,275
Evergreen Skills SARL	9.250	04/28/22	475	332,500
Evertec Group LLC	3.523	04/17/20	765	761,548
First Data Corp.	3.948	07/10/22	3,125	3,152,741
Genesys Telecom Labs, Inc.	5.025	12/01/23	1,925	1,946,656
GlobalLogic Holdings, Inc.(b)	5.500	06/20/22	1,000	1,013,750
Go Daddy Operating Co. LLC	3.560	02/15/24	1,075	1,076,478
GTCR Valor Companies, Inc.	7.000	06/16/23	1,843	1,852,711
Hyland Software, Inc.	4.285	07/01/22	1,064	1,077,987
Infor US, Inc.	3.750	02/01/22	741	741,396
Informatica Corp.	4.500	08/05/22	2,607	2,591,682
Information Resources, Inc.	5.250	01/18/24	1,625	1,643,790
Internet Brands, Inc.	4.759	07/08/21	1,220	1,222,561
IPC Systems, Inc.(b)	5.500	08/06/21	1,436	1,339,398
Kronos, Inc.	5.000	11/01/23	2,050	2,070,287
Kronos, Inc.	9.250	11/01/24	400	412,375
Lattice Semiconductor Corp.(b)	5.260	03/10/21	2,158	2,152,460
Linxens (Luxembourg)	4.554	10/14/22	1,915	1,918,897
Linxens (Luxembourg)(b)	9.500	10/16/23	300	297,750
MA FinanceCo. LLC	4.789	11/20/19	289	290,813
MA FinanceCo. LLC (United Kingdom)	4.789	11/19/21	249	250,649
Masergy Holdings, Inc.	5.500	12/15/23	1,550	1,559,687
Micron Technologies, Inc.	4.540	04/26/22	1,619	1,640,281
MTS Systems Corp.(b)	5.259	07/05/23	673	682,571

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	23

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Technology (cont’d.)
ON Semiconductor Corp.	4.248%	03/31/23	973	$981,613
Optiv Security, Inc.	4.291	02/01/24	650	654,062
Presidio Holdings Ltd.	4.500	02/02/22	1,086	1,092,585
Rackspace Hosting, Inc.	4.535	11/03/23	2,100	2,121,328
RP Crown Parent LLC	4.500	10/12/23	1,475	1,483,112
Sabre Global, Inc.	3.810	02/28/24	625	629,375
Seahawk Holding (Cayman) Ltd.	7.000	10/31/22	1,222	1,240,267
Shaw Data Centre LP	4.500	03/30/22	673	679,289
Sirius Computer Solutions, Inc.	5.289	10/30/22	866	873,900
Sirius Computer Solutions, Inc.	10.539	10/30/23	250	252,917
Solera Holdings, Inc.	4.310	03/03/23	1,221	1,229,053
Sophia LP	4.750	09/30/22	613	614,531
SourceHOV LLC	7.750	10/31/19	345	340,225
Synchronoss Technologies, Inc.	3.810	01/19/24	1,725	1,726,294
Syniverse Holdings, Inc.	4.039	04/23/19	234	212,261
Syniverse Holdings, Inc.	4.041	04/23/19	237	214,405
Veritas US, Inc.	6.662	01/27/23	570	570,914
Vestcom Parent Holdings, Inc.(b)	5.250	12/19/23	2,000	2,000,000
Western Digital Corp.	4.748	04/29/23	1,950	1,960,866
Xerox Business Services LLC	6.498	12/07/23	1,000	1,015,938

				74,760,559

Telecommunications 2.8%
Cable Wireless Communications PLC	5.698	12/30/22	1,250	1,264,584
Global Tel*Link Corp.	5.000	05/22/20	1,797	1,789,763
Global Tel*Link Corp.	9.000	11/23/20	300	291,469
GTT Communications, Inc.	5.000	01/09/24	1,850	1,877,173
Level 3 Finance, Inc.	3.292	02/28/24	1,550	1,557,750
LTS Buyer LLC	4.207	04/13/20	1,435	1,445,209
Mitel Networks Corp.	5.539	04/29/22	998	1,006,271
Securus Technologies Holdings, Inc.	5.250	04/30/20	1,315	1,313,837
Securus Technologies Holdings, Inc.	9.000	04/30/21	250	247,891
Sprint Communications, Inc.	3.313	02/02/24	3,225	3,227,419
Windstream Services LLC	4.997	03/29/21	175	176,308
Windstream Services LLC	4.998	03/29/21	525	530,250

				14,727,924

Transportation 0.3%
Worldwide Express Operations LLC(b)	5.535	02/02/24	750	752,813
XPO Logistics, Inc.	4.285	11/01/21	868	875,073

				1,627,886
TOTAL BANK LOANS (cost $486,896,792)				488,071,200

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 3.9%

Agriculture 0.1%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125%	02/01/25	700	$721,000

Building Materials 0.3%
James Hardie International Finance Ltd. (Ireland), Gtd. Notes, 144A	5.875	02/15/23	200	207,500
US Concrete, Inc., Gtd. Notes, 144A	6.375	06/01/24	1,000	1,057,500

				1,265,000

Coal 0.3%
Consol Energy, Inc., Gtd. Notes(d)	8.000	04/01/23	1,500	1,563,750

Computers 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420	06/15/21	530	555,782

Cosmetics/Personal Care
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A(c)	4.625	05/15/21	140	139,125

Distribution/Wholesale 0.2%
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250	07/15/22	1,125	1,102,500

Diversified Financial Services 0.3%
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	1,250	1,246,875

Electric 0.2%
Dynegy, Inc., Gtd. Notes	6.750	11/01/19	250	257,500
NRG Energy, Inc., Gtd. Notes	7.250	05/15/26	550	565,812

				823,312

Entertainment 0.4%
Cinemark USA, Inc., Gtd. Notes	5.125	12/15/22	250	257,500
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A	7.000	01/01/22	1,875	1,994,531

				2,252,031

Food 0.1%
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23	350	361,375
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750	03/15/25	265	272,288

				633,663

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	25

Portfolio of Investments (continued)

as of February 28, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Products 0.3%
Concordia International Corp. (Canada), Sr. Sec’d. Notes, 144A	9.000%	04/01/22	1,325	$1,166,000
Mallinckrodt International Finance SA, Gtd. Notes	4.750	04/15/23	200	178,000

				1,344,000

Healthcare-Services 0.5%
CHS/Community Health Systems, Inc., Gtd. Notes(d)	8.000	11/15/19	500	488,750
Select Medical Corp., Gtd. Notes	6.375	06/01/21	500	503,125
Tenet Healthcare Corp., Sr. Unsec’d. Notes	5.500	03/01/19	650	656,500
Sr. Unsec’d. Notes	8.125	04/01/22	700	733,250
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750	08/01/22	250	257,500

				2,639,125

Lodging & Gaming 0.4%
Boyd Gaming Corp., Gtd. Notes	6.375	04/01/26	300	324,375
FelCor Lodging LP, Sr. Sec’d. Notes	5.625	03/01/23	350	366,583
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/21	750	778,125
MGM Resorts International, Gtd. Notes	8.625	02/01/19	250	276,250
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A(c)	6.375	06/01/21	500	505,000

				2,250,333

Media 0.1%
DISH DBS Corp., Gtd. Notes	7.875	09/01/19	250	278,750
Sinclair Television Group, Inc., Sr. Unsec’d. Notes, 144A	5.875	03/15/26	250	256,563

				535,313

Oil & Gas 0.1%
Alta Mesa Holdings LP/Alta Mesa Finance Sevices Corp., Gtd. Notes, 144A	7.875	12/15/24	450	475,875

Retail 0.1%
Hot Topic, Inc., Sr. Sec’d. Notes, 144A(c)	9.250	06/15/21	100	101,500
Rite Aid Corp., Gtd. Notes, 144A(d)	6.125	04/01/23	500	529,825

				631,325

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Software 0.1%
Infor US, Inc., Gtd. Notes(c)	6.500%	05/15/22	425	$442,000

Telecommunications 0.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	03/20/23	1,500	1,505,625

TOTAL CORPORATE BONDS (cost $19,994,827)				20,126,634

			Shares

COMMON STOCK

Other Industry
RCS Capital Corp.(original cost $9,676; purchased 06/23/16)*(b)(c)(e) (cost $9,676)			2,419	35,076

TOTAL LONG-TERM INVESTMENTS (cost $514,668,752)				515,973,685

SHORT-TERM INVESTMENTS 9.7%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(h)			48,314,227	48,314,227
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $2,571,726; includes $2,570,348 of cash collateral for securities on loan)(g)(h)			2,571,290	2,572,062

TOTAL SHORT-TERM INVESTMENTS (cost $50,885,953)(Note 3)				50,886,289

TOTAL INVESTMENTS 108.4% (cost $565,554,705)(Note 5)				566,859,974
Liabilities in excess of other assets(i) (8.4)%				(43,690,203)

NET ASSETS 100.0%				$523,169,771

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CLO—Collateralized Loan Obligation

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	27

Portfolio of Investments (continued)

as of February 28, 2017

#	Principal amount shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2017.
(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $56,751,915 and 10.8% of net assets.
(c)	Indicates a security or securities that have been deemed illiquid; the aggregate value of $1,544,824 is approximately 0.3% of net assets. (unaudited)
(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,513,433; cash collateral of $2,570,348 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(e)	Indicates a restricted security; the aggregate original cost of the restricted securities is $9,676. The aggregate value of $35,076 is 0.0% of net assets.
(f)	Interest rate is not available as of February 28, 2017.
(g)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(h)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Interest rate swap agreements outstanding at February 28, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
3,000	02/03/19	1.538%	3 Month LIBOR(1)	$157	$1,487	$1,330
7,500	02/02/22	1.994%	3 Month LIBOR(1)	8,681	(979)	(9,660)
2,500	02/03/24	2.228%	3 Month LIBOR(1)	164	(11,257)	(11,421)

				$9,002	$(10,749)	$(19,751)

Cash of $426,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at February 28, 2017.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

28

The following is a summary of the inputs used as of February 28, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$7,740,775	$—
Bank Loans	—	431,354,361	56,716,839
Corporate Bonds	—	20,126,634	—
Common Stock
Other Industry	—	—	35,076
Affiliated Mutual Funds	50,886,289	—	—
Other Financial Instruments*
Centrally Cleared Interest Rate Swap Agreements	—	(19,751)	—

Total	$50,886,289	$459,202,019	$56,751,915

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stock
Balance as of 2/29/16	$30,641,618	$—
Realized gain (loss)	21,914	—
Change in unrealized appreciation (depreciation)**	12,439,532	25,400
Purchases/Exchanges/Issuances	46,793,399	9,676
Sales/Paydowns	(26,410,820)	—
Accrued discount/premium	44,183	—
Transfers into Level 3	4,910,678	—
Transfers out of Level 3	(11,723,665)	—

Balance as of 02/28/17	$56,716,839	$35,076

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $1,453,001 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of February 28, 2017	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Common Stock	$35,076	Market Approach	Single Broker Indicative Quote	$14.50
Bank Loans	56,716,839	Market Approach	Single Broker Indicative Quote	$83.00 - $101.63 ($99.59)

Total	$56,751,915

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	29

Portfolio of Investments (continued)

as of February 28, 2017

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$11,723,665	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Bank Loans	$4,910,678	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2017 were as follows (unaudited):

Technology	14.3%
Health Care & Pharmaceutical	13.9
Affiliated Mutual Funds (including 0.5% of collateral for securities on loan)	9.7
Capital Goods	7.5
Retailers	7.2
Consumer	6.1
Packaging	4.2
Other Industry	3.8
Chemicals	3.8
Building Materials & Construction	3.7
Cable	3.2
Automotive	3.1
Telecommunications	3.1
Foods	2.9
Electric	2.7
Media & Entertainment	2.3
Energy—Other	2.1
Gaming	2.0
Collateralized Loan Obligations	1.5
Energy—Refining	1.3
Metals & Mining	1.0
Supermarkets	1.0
Brokerage	1.0
Aerospace & Defense	1.0
Insurance	0.8
Restaurants	0.6
Entertainment	0.6
Real Estate	0.6
Healthcare-Services	0.5
Lodging & Gaming	0.4
Transportation	0.3
Coal	0.3
Healthcare-Products	0.3
Building Materials	0.3
Diversified Financial Services	0.3
Distribution/Wholesale	0.2
Agriculture	0.1
Food	0.1
Retail	0.1
Computers	0.1
Media	0.1
Oil & Gas	0.1
Software	0.1
Paper	0.1

108.4
Liabilities in excess of other assets	(8.4)

100.0%

See Notes to Financial Statements.

30

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin swaps	$1,330	*	Due from/to broker—variation margin swaps	$21,081	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Interest rate contracts	(8,537)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Interest rate contracts	(19,751)

For the year ended February 28, 2017, the Fund’s average notional amount for interest rate swap agreements was $2,600,000.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	31

Portfolio of Investments (continued)

as of February 28, 2017

and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received(2)	Net Amount
Securities on Loan	$2,513,433	$(2,513,433)	$—

(1)	Amount represents market value.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

32

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of February 28, 2017

Assets
Investments at value, including securities on loan of $2,513,433:
Unaffiliated investments (cost $514,668,752)	$515,973,685
Affiliated investments (cost $50,885,953)	50,886,289
Cash	1,117,643
Foreign currency, at value (cost $8,012)	7,502
Deposit with broker for centrally cleared swaps	426,000
Receivable for investments sold	29,137,933
Interest receivable	2,217,276
Receivable for Fund shares sold	1,922,400
Due from broker—variation margin swaps	1,863
Prepaid expenses	1,516

Total Assets	601,692,107

Liabilities
Payable for investments purchased	74,325,497
Payable to broker for collateral for securities on loan	2,570,348
Payable for Fund shares reacquired	1,153,683
Management fee payable	174,156
Accrued expenses	142,865
Dividends payable	95,170
Distribution fee payable	55,077
Affiliated transfer agent fee payable	5,540

Total Liabilities	78,522,336

Net Assets	$523,169,771

Net assets were comprised of:
Common stock, at par	$525,367
Paid-in capital in excess of par	521,111,745

521,637,112
Undistributed net investment income	323,577
Accumulated net realized loss on investment and foreign currency transactions	(75,926)
Net unrealized appreciation on investments and foreign currencies	1,285,008

Net assets, February 28, 2017	$523,169,771

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share
($69,733,347 ÷ 7,007,335 shares of common stock issued and outstanding)	$9.95
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.28

Class C
Net asset value, offering price and redemption price per share
($54,091,999 ÷ 5,434,311 shares of common stock issued and outstanding)	$9.95

Class Q
Net asset value, offering price and redemption price per share
($32,058,480 ÷ 3,219,374 shares of common stock issued and outstanding)	$9.96

Class Z
Net asset value, offering price and redemption price per share
($367,285,945 ÷ 36,875,715 shares of common stock issued and outstanding)	$9.96

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	35

Statement of Operations

Year Ended February 28, 2017

Net Investment Income (Loss)
Income
Interest income (net of foreign withholding taxes of $4,550)	$16,720,544
Affiliated dividend income	242,697
Income from securities lending, net (including affiliated income of $796)	4,302

Total income	16,967,543

Expenses
Management fee	2,214,000
Distribution fee—Class A	146,872
Distribution fee—Class C	399,077
Transfer agent’s fees and expenses (including affiliated expense of $22,600)	251,000
Custodian and accounting fees	203,000
Registration fees	111,000
Audit fee	64,000
Shareholders’ reports	36,000
Legal fees and expenses	23,000
Directors’ fees	13,000
Insurance expenses	3,000
Miscellaneous	12,777

Total expenses	3,476,726
Less: Management fee waiver and/or expense reimbursement	(477,232)

Net expenses	2,999,494

Net investment income (loss)	13,968,049

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $24)	971,471
Swap agreement transactions	(8,537)
Foreign currency transactions	103

963,037

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $336)	14,833,755
Swap agreements	(19,751)
Foreign currencies	(510)

14,813,494

Net gain (loss) on investment and foreign currency transactions	15,776,531

Net Increase (Decrease) In Net Assets Resulting From Operations	$29,744,580

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended February 28/29
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,968,049	$6,928,887
Net realized gain (loss) on investment and foreign currency transactions	963,037	(860,286)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	14,813,494	(12,350,897)

Net increase (decrease) in net assets resulting from operations	29,744,580	(6,282,296)

Dividends from net investment income (Note 1)
Class A	(2,387,961)	(1,452,085)
Class C	(1,325,883)	(938,774)
Class Q	(250,104)	(314)
Class Z	(9,805,011)	(4,380,417)

	(13,768,959)	(6,771,590)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	409,278,596	229,688,066
Net asset value of shares issued in reinvestment of dividends and distributions	12,679,633	6,053,111
Cost of shares reacquired	(133,057,932)	(113,688,908)

Net increase (decrease) in net assets from Fund share transactions	288,900,297	122,052,269

Total increase (decrease)	304,875,918	108,998,383

Net Assets:
Beginning of year	218,293,853	109,295,470

End of year(a)	$523,169,771	$218,293,853

(a) Includes undistributed net investment income of:	$323,577	$115,337

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	37

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 14 (the “Company”) is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company consists of two investment portfolios: Prudential Floating Rate Income Fund (the “Fund”) and Prudential Government Income Fund. These financial statements relate to Prudential Floating Rate Income Fund. The Fund’s primary investment objective is to maximize current income. The secondary investment objective is to seek capital appreciation when consistent with the Fund’s primary investment objective.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

38

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price is based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities.

Bank loans are generally valued using the market approach at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using

Prudential Floating Rate Income Fund	39

Notes to Financial Statements (continued)

fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

40

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Bank Loans: The Fund invests at least 80% of its investable assets in bank loans. Such bank loans are arranged through private negotiations between a corporation or other institution that is the borrower and one or more financial institutions that are the lenders. Most bank loans are senior in rank (“senior loans”) in the event of bankruptcy to most other securities of the issuer, such as common stock or publicly-issued bonds. Bank loans are often secured by specific collateral of the issuer so that holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. Bank loans are often structured and administered by a financial institution that acts as agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. Participations and assignments involve special types of risk, including credit risk and liquidity risk.

Prudential Floating Rate Income Fund	41

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment transactions are calculated on the specific identification method. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Payment-in-Kind Securities: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually.

42

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends and interest and foreign capital gains tax are recorded net of reclaimable amount at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Funds through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc. the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective October 1, 2016, the management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of .65% of the Fund’s average daily net assets up to $5 billion and .625% of the Fund’s average daily net assets in excess of $5 billion. Prior to October 1, 2016, the management fee paid to PGIM Investments was accrued daily and payable monthly, at an annual rate of .70% of the Fund’s average daily net assets up to $5 billion and .675% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursement was .67% for the year ended February 28, 2017. The effective management fee rate, net of waivers and/or expense reimbursement, was .53%.

Effective October 1, 2016, PGIM Investments has contractually agreed through June 30, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as

Prudential Floating Rate Income Fund	43

Notes to Financial Statements (continued)

dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .70% of the Fund’s average daily net assets. In addition, PGIM Investments has contractually agreed through June 30, 2018 to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .65% of the Fund’s average daily net assets. Prior to October 1, 2016, PGIM Investments had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .80% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $180,358 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2017 it received $8 and $7,670 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

44

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending, if any, are disclosed on the Statement of Operations as “Income from securities lending, net.”

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent (eSecLending).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors and/or common officers. Such transactions are subject to ratification by the Board.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a series of Prudential Investments Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the period ended February 28, 2017, PGIM, Inc. was compensated $463 for managing the Fund’s securities lending cash collateral through its subadvisory services to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended February 28, 2017, were $506,708,900 and $218,339,109, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended February 28, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign

Prudential Floating Rate Income Fund	45

Notes to Financial Statements (continued)

currency transactions by $9,150 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currency transactions, paydowns, swaps and premium amortization. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended February 28, 2017 and February 29, 2016, the tax character of distributions paid by the Fund were $13,768,959 and $6,771,590 of ordinary income, respectively.

As of February 28, 2017 the accumulated undistributed earnings on a tax basis was $421,995 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the total net unrealized appreciation as of February 28, 2017 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$565,507,457	$5,319,167	$(3,966,650)	$1,352,517	$(20,261)	$1,332,256

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and the difference in the treatment of premium amortization for book and tax purposes. The other cost basis adjustment was primarily attributable to appreciation (depreciation) of swaps and foreign currencies.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2017 of approximately $123,000 which can be carried forward for an unlimited period. The Fund utilized approximately $984,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 28, 2017. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

46

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge (“CDSC”), but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares redeemed within 12 months of purchase are subject to a 1% CDSC. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 900 million shares of common stock authorized, $.01 par value per share, divided into five classes, designated Class A, Class C, Class Q, Class Z and Class T shares, each of which consists of 150 million, 200 million, 250 million, 250 million, and 50 million shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of February 28, 2017, Prudential through its affiliates owned 1,075 Class Q shares of the Fund. In addition, six shareholders of record held 67% of Fund outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2017:
Shares sold	6,349,528	$62,677,787
Shares issued in reinvestment of dividends and distributions	216,371	2,128,544
Shares reacquired	(2,629,073)	(25,878,117)

Net increase (decrease) in shares outstanding before conversion	3,936,826	38,928,214
Shares issued upon conversion from other share class(es)	108,158	1,062,836
Shares reacquired upon conversion into other share class(es)	(2,119,727)	(21,034,150)

Net increase (decrease) in shares outstanding	1,925,257	$18,956,900

Year ended February 29, 2016:
Shares sold	5,686,359	$55,961,040
Shares issued in reinvestment of dividends and distributions	134,095	1,303,492
Shares reacquired	(3,066,875)	(29,780,864)

Net increase (decrease) in shares outstanding before conversion	2,753,579	27,483,668
Shares issued upon conversion from other share class(es)	17,262	166,958
Shares reacquired upon conversion into other share class(es)	(17,873)	(177,196)

Net increase (decrease) in shares outstanding	2,752,968	$27,473,430

Prudential Floating Rate Income Fund	47

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended February 28, 2017:
Shares sold	2,785,996	$27,473,152
Shares issued in reinvestment of dividends and distributions	131,452	1,292,612
Shares reacquired	(1,083,314)	(10,605,347)

Net increase (decrease) in shares outstanding before conversion	1,834,134	18,160,417
Shares reacquired upon conversion into other share class(es)	(132,766)	(1,303,413)

Net increase (decrease) in shares outstanding	1,701,368	$16,857,004

Year ended February 29, 2016:
Shares sold	1,972,699	$19,388,349
Shares issued in reinvestment of dividends and distributions	93,373	910,135
Shares reacquired	(1,072,672)	(10,451,403)

Net increase (decrease) in shares outstanding before conversion	993,400	9,847,081
Shares reacquired upon conversion into other share class(es)	(116,912)	(1,151,102)

Net increase (decrease) in shares outstanding	876,488	$8,695,979

Class Q
Year ended February 28, 2017:
Shares sold	1,617,848	$16,096,875
Shares issued in reinvestment of dividends and distributions	25,148	250,111
Shares reacquired	(17,469)	(173,636)

Net increase (decrease) in shares outstanding before conversion	1,625,527	16,173,350
Shares issued upon conversion from other share class(es)	1,592,818	15,781,164

Net increase (decrease) in shares outstanding	3,218,345	$31,954,514

Period ended February 29, 2016*:
Shares sold	997	$10,000
Shares issued in reinvestment of dividends and distributions	32	314

Net increase (decrease) in shares outstanding	1,029	$10,314

48

Class Z	Shares	Amount
Year ended February 28, 2017:
Shares sold	30,765,672	$303,030,782
Shares issued in reinvestment of dividends and distributions	913,668	9,008,366
Shares reacquired	(9,789,413)	(96,400,832)

Net increase (decrease) in shares outstanding before conversion	21,889,927	215,638,316
Shares issued upon conversion from other share class(es)	2,229,646	22,118,961
Shares reacquired upon conversion into other share class(es)	(1,674,498)	(16,625,398)

Net increase (decrease) in shares outstanding	22,445,075	$221,131,879

Year ended February 29, 2016:
Shares sold	15,673,739	$154,328,677
Shares issued in reinvestment of dividends and distributions	394,469	3,839,170
Shares reacquired	(7,554,346)	(73,456,641)

Net increase (decrease) in shares outstanding before conversion	8,513,862	84,711,206
Shares issued upon conversion from other shares class(es)	134,635	1,328,299
Shares reacquired upon conversion into other share class(es)	(17,243)	(166,959)

Net increase (decrease) in shares outstanding	8,631,254	$85,872,546

*	Commencement of offering was April 27, 2015.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had a prior SCA that provided a commitment of $900 million in which the Funds paid an annualized commitment fee of .11% of the unused portion of the prior SCA. For the SCA and the prior SCA, the Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under each SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

The Fund did not utilize the SCA during the year ended February 28, 2017.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a

Prudential Floating Rate Income Fund	49

Notes to Financial Statements (continued)

valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

50

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2017(d)	2016(d)	2015	2014	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.38	$9.94	$10.18	$10.12	$9.89
Income (loss) from investment operations:
Net investment income (loss)	.41	.36	.40	.37	.43
Net realized and unrealized gain (loss) on investment transactions	.56	(.57)	(.22)	.08	.26
Total from investment operations	.97	(.21)	.18	.45	.69
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.35)	(.39)	(.36)	(.42)
Distributions from net realized gains	-	-	(.03)	(.03)	(.04)
Total dividends and distributions	(.40)	(.35)	(.42)	(.39)	(.46)
Net asset value, end of year	$9.95	$9.38	$9.94	$10.18	$10.12
Total Return(a):	10.46%	(2.24)%	1.80%	4.53%	7.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$69,733	$47,683	$23,158	$34,211	$22,059
Average net assets (000)	$58,748	$40,785	$28,113	$31,911	$12,454
Ratios to average net assets(b)(c):
Expenses after waivers and/or expense reimbursement	1.00%	1.05%	1.10%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.14%	1.34%	1.60%	1.60%	1.92%
Net investment income (loss)	4.16%	3.65%	3.89%	3.65%	4.35%
Portfolio turnover rate	67%	55%	64%	82%	106%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets.
(d)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	51

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2017(c)	2016(c)	2015	2014	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.38	$9.95	$10.19	$10.13	$9.90
Income (loss) from investment operations:
Net investment income (loss)	.33	.28	.32	.29	.36
Net realized and unrealized gain (loss) on investment transactions	.57	(.58)	(.22)	.08	.26
Total from investment operations	.90	(.30)	.10	.37	.62
Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.27)	(.31)	(.28)	(.35)
Distributions from net realized gains	-	-	(.03)	(.03)	(.04)
Total dividends and distributions	(.33)	(.27)	(.34)	(.31)	(.39)
Net asset value, end of year	$9.95	$9.38	$9.95	$10.19	$10.13
Total Return(a):	9.64%	(3.07)%	1.04%	3.74%	6.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$54,092	$35,027	$28,408	$32,149	$7,403
Average net assets (000)	$39,905	$33,571	$31,363	$21,337	$2,997
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.75%	1.80%	1.85%	1.95%	1.95%
Expenses before waivers and/or expense reimbursement	1.89%	2.11%	2.30%	2.35%	2.62%
Net investment income (loss)	3.41%	2.88%	3.15%	2.91%	3.57%
Portfolio turnover rate	67%	55%	64%	82%	106%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

52

Class Q Shares
	Year Ended February 28, 2017	April 27, 2015(a) through February 29, 2016
Per Share Operating Performance(d):
Net Asset Value, Beginning of Period	$9.39	$10.03
Income (loss) from investment operations:
Net investment income (loss)	.45	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	(.65)
Total from investment operations	1.00	(.33)
Less Dividends:
Dividends from net investment income	(.43)	(.31)
Net asset value, end of period	$9.96	$9.39
Total Return(b):	10.79%	(3.35)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$32,058	$10
Average net assets (000)	$5,484	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.67%	.80%	(e)
Expenses before waivers and/or expense reimbursement	.82%	.99%	(e)
Net investment income (loss)	4.60%	3.87%	(e)
Portfolio turnover rate	67%	55%	(f)

(a)	Commencement of operations.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Does not include expenses of the underlying portfolio in which the Series invests.
(d)	Calculated based on average shares outstanding during the period.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	53

Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,
	2017(c)	2016(c)	2015	2014	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.39	$9.95	$10.19	$10.14	$9.91
Income (loss) from investment operations:
Net investment income (loss)	.43	.38	.42	.40	.46
Net realized and unrealized gain (loss) on investment transactions	.57	(.57)	(.22)	.06	.26
Total from investment operations	1.00	(.19)	.20	.46	.72
Less Dividends and Distributions:
Dividends from net investment income	(.43)	(.37)	(.41)	(.38)	(.45)
Distributions from net realized gains	-	-	(.03)	(.03)	(.04)
Total dividends and distributions	(.43)	(.37)	(.44)	(.41)	(.49)
Net asset value, end of year	$9.96	$9.39	$9.95	$10.19	$10.14
Total Return(a):	10.76%	(1.98)%	2.05%	4.68%	7.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$367,286	$135,575	$57,729	$47,082	$29,889
Average net assets (000)	$224,436	$115,125	$52,159	$44,076	$27,983
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.75%	.80%	.85%	.95%	.95%
Expenses before waivers and/or expense reimbursement	.89%	1.09%	1.30%	1.31%	1.62%
Net investment income (loss)	4.42%	3.88%	4.16%	3.85%	4.63%
Portfolio turnover rate	67%	55%	64%	82%	106%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

54

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders Prudential Investment Portfolios, Inc. 14:

We have audited the accompanying statement of assets and liabilities of Prudential Floating Rate Income Fund (the “Fund”), one of the two series constituting Prudential Investment Portfolios, Inc. 14, including the portfolio of investments, as of February 28, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2017

Prudential Floating Rate Income Fund	55

Federal Income Tax Information (unaudited)

For the year ended February 28, 2017, the Fund reports the maximum amount allowable but not less than 97.97% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2017.

56

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 88	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 88	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 88	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Floating Rate Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 88	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 88	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 88	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 88	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at pgiminvestments.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 88	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 88	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Floating Rate Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, PGIM Investments LLC (since April 2004); and Director, Compliance, PGIM Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
∎	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

Prudential Floating Rate Income Fund

∎	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Floating Rate Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL FLOATING RATE INCOME FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	FRFAX	FRFCX	PFRIX	FRFZX
CUSIP	74439V602	74439V701	74439V883	74439V800

MF211E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2017 and February 29, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $100,528 and $98,003, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended February 28, 2017 and February 29, 2016: none.

(c) Tax Fees

For the fiscal years ended February 28, 2017 and February 29, 2016: none.

(d) All Other Fees

For the fiscal years ended February 28, 2017 and February 29, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

On

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)
➣	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Accounting consultations
➣	Fund merger support services
➣	Agreed Upon Procedure Reports
➣	Attestation Reports
➣	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➣	Timely RIC qualification reviews
➣	Tax distribution analysis and planning
➣	Tax authority examination services
➣	Tax appeals support services
➣	Accounting methods studies
➣	Fund merger support services
➣	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit

Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➣	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➣	Financial information systems design and implementation
➣	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➣	Actuarial services
➣	Internal audit outsourcing services
➣	Management functions or human resources
➣	Broker or dealer, investment adviser, or investment banking services
➣	Legal services and expert services unrelated to the audit
➣	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended February 28, 2017 and February 29, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2017 and February 29, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 14

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 21, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	April 21, 2017